UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SSgA Funds

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SSgA Funds

State Street Financial Center

One Lincoln Street Boston, Massachusetts 02111-2900

1-800-997-7327

[Date]

Dear Shareholder,

You are cordially invited to attend a special meeting of the shareholders of SSgA Funds to be held at [TIME] on [DATE] at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900. You are being asked to vote on a number of proposals related to your fund(s) that are intended to simplify and standardize the governance system, fee and expense structure, governing documents and investment policies of certain of the funds managed by SSgA FM. Those proposals are described in the accompanying proxy statement, which you should read carefully. For the reasons discussed in the enclosed materials, the Board of Trustees of your fund(s) unanimously recommends that you vote “FOR” all proposals.

Shareholders are being asked to vote for the election of trustees. Election of all of the nominees will have the effect of aligning the membership of the boards of trustees of many of the mutual funds managed by SSgA FM, and is expected to promote increased transparency and effective communications among the trustees of the funds managed by SSgA FM, enhanced governance capability, efficiency and potential long-term cost savings.

You are also being asked to vote on several other proposals that would standardize fund documents, operations and policies across many mutual funds managed by SSgA FM. These include proposals to:

1)	Adopt or approve changes to the funds’ governing documents and policies.

2)	Approve an amended and restated distribution plan.

The proposals you are being asked to consider are being proposed in an effort to enhance the quality and cost efficiency of services delivered for the benefit of your fund(s). The proposals are also intended to increase the funds’ flexibility to respond to changes in the regulatory and economic landscape and marketplace. Your board members unanimously recommend that you approve the adoption of all these proposals.

All shareholders are cordially invited to attend the special meeting in person. We are providing proxy material access to shareholders via the Internet. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this special meeting are described in the Notice of Internet Availability of Proxy Materials you received in the mail. Formal notice of the special meeting appears after this letter, followed by the Proxy Statement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and at www.proxyvote.com, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than [date].

If you attend the special meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Notice of Internet Availability of Proxy Materials and in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ellen Needham
President, SSgA Funds

Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and your proxy card — because you have the right to vote on important proposals concerning SSgA Funds (“SSgA Funds” or the “Trust”) and its series, SSgA Money Market Fund, SSgA Prime Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (each a “Fund” and together the “Funds”). Each of these proposals is described below.

What proposals am I being asked to vote on?

All shareholders will be asked to provide voting instructions on the following proposals:

1.	To elect a Board of Trustees.

2.	To approve an Amended and Restated Master Trust Agreement.

3.	To approve an Amended and Restated Rule 12b-1 Plan.

4.	To change or eliminate certain fundamental investment restrictions.

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on the following proposal for one or more Funds:

5.	To convert certain Funds’ investment objectives from fundamental to non-fundamental.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote FOR each of the proposals.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) and following the recorded instructions.

On-line: Visit www.proxyvote.com and following the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) and mail it (them) in the enclosed postage-paid return envelope.

Proposal 1. To Elect a Board of Trustees.

What are shareholders being asked to do?

You are being asked to elect a Board of Trustees of your Trust which includes the existing Trustees of your Fund(s) as well as certain of the current Trustees of other funds sponsored by the Adviser.

Approval is also being sought from shareholders of the funds in two other trusts in the SSgA FM fund complex, State Street Institutional Investment Trust and State Street Master Funds (each an “SSgA FM Trust” and, together with SSgA Funds, the “SSgA FM Trusts”), to elect the same nominees to the Board of Trustees for those SSgA FM Trusts. The Board of Trustees of each of the Trust and the other SSgA FM Trusts separately has determined that it is in the best interests of each fund in the applicable SSgA FM Trust to consolidate oversight of the funds by aligning the membership of the Boards of Trustees of the SSgA FM Trusts with one another so that the funds are overseen by the same group of trustees.

Why does my Fund’s Board recommend this proposal?

Your Fund’s Board believes that a consolidated board structure will benefit each Fund in the Trust and the other funds in the SSgA FM Trusts by, among other things, promoting: (i) transparency and effective communications among the trustees of the SSgA FM Trusts, consistent with preserving the quality of the decision-making by the Trustees, (ii) enhanced effectiveness of board oversight of the Funds and the other funds in the SSgA FM Trusts, their management and other service providers and (iii) a more efficient use of resources by management, which may enhance management’s productivity and lead to long-term cost savings for the Funds. Additionally, your Fund’s Board believes that your Fund would benefit from the diversity of background and experience of the nominees.

Will a majority of the Trustees be independent of SSgA FM?

Yes, if all of the nominees are elected, eight (8) of the ten (10) Trustees of your Fund(s) would be independent of SSgA FM.

Proposal 2. To Approve an Amended and Restated Master Trust Agreement.

Why are you proposing this change?

The Trust’s Master Trust Agreement is the document that governs the corporate actions of the Funds. It sets forth, among other things, details regarding the organization of the Funds, shareholder rights, powers of the board and the characteristics of Fund shares. The proposed Amended and Restated Master Trust Agreement includes a number of provisions intended to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds within the limits of applicable law. Shareholders of other mutual funds advised by SSgA FM are also expected to consider adopting the same form of declaration of trust, modified as appropriate.

What effect would the adoption of the Amended and Restated Master Trust Agreement have on my Fund?

A description of certain material differences between your Fund’s current Master Trust Agreement and the proposed Amended and Restated Master Trust Agreement is set forth in Proposal 2 of the attached proxy statement. Adoption of the proposed Amended and Restated Master Trust Agreement would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Funds’ current investments or investment policies change by virtue of the adoption of the Amended and Restated Master Trust Agreement.

The Amended and Restated Master Trust Agreement would, among other things, authorize the Trustees, under certain circumstances, to approve the reorganization of a Fund with another mutual fund without shareholder approval. Such mergers are permitted under various circumstances pursuant to an existing SEC rule. The Board has not approved or considered any such merger. However, SSgA FM has informed the Board that it expects in the future potentially to recommend that one or more of the Funds be combined with other comparable funds managed by the Adviser. The Board would consider any such proposal on its merits. Should shareholders approve the Amended and Restated Master Trust Agreement, no shareholder vote would be required under the Amended and Restated Master Trust Agreement to effect such a combination.

Proposal 3. To Approve an Amended and Restated Rule 12b-1 Plan.

Why are you proposing this change?

Each class of shares offered by a Fund may make payments pursuant to a separate distribution plan under Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended. The proposed Amended and Restated Plan of Distribution would revise and clarify a number of provisions of the plans. Among other things, it would make each plan a “compensation” plan, so that payments made pursuant to the plan might be used to compensate the Funds’ distributor or others for their distribution services to the Funds, rather than simply provide reimbursement for expenses incurred. The Amended and Restated Plan of Distribution would not change the maximum amounts payable under any of the plans.

What is the effect of the proposed change?

The proposed Amended and Restated Plan of Distribution will allow the Funds to provide compensation to the distributor and others for their distribution services to the Funds, not limited to reimbursement of expenses. It will also provide the Board and State Street Global Markets, LLC, the Funds’ Distributor, enhanced flexibility in designing and implementing distribution and shareholder servicing arrangements to respond to changes in the marketplace. The maximum amount payable under the proposed plan is the same as the maximum amount that can be spent for distribution under the existing plans with respect to Institutional Class and Select Class shares.

Proposal 4. To Change or Eliminate Certain Fundamental Investment Restrictions.

What is the purpose of these proposed changes?

Generally, the purpose of these proposed changes is to increase a Fund’s investment flexibility by removing what the Adviser believes to be outdated, and/or unnecessarily restrictive policies, and to reduce administrative and compliance burdens on the Funds and SSgA FM by simplifying these fundamental investment restrictions and bringing them more closely in line with those of other funds in the SSgA FM Trusts.

Will these changes result in changes to my Fund’s investment approach?

No. SSgA FM has informed the Trustees that it does not anticipate any changes in the way the Funds are managed as a result of these proposed changes. As discussed in greater detail below in Section 4.P of Proposal 4, elimination of the investment restriction that prohibits certain Funds from investing in other investment companies could enable certain Funds to be operated in a “fund of funds” or “master-feeder” structure in the future. If that were to occur, the registration statement of the Fund would be modified accordingly. Additionally, approval of this Proposal, and others in this proxy statement, could ultimately facilitate a transaction in which your Fund reorganizes or merges with or into another similarly managed fund advised by SSgA FM or an affiliate, upon approval by the Board.

How will these changes benefit me as a shareholder?

SSgA FM and the Board believe that maintaining the current fundamental investment restrictions could prevent the Funds from taking advantage of investment opportunities and/or responding to changing regulations in the future — at least without incurring the delays and costs that would be associated with seeking shareholder approval — and that as a result the changes have the potential to benefit both the Funds and their shareholders. Alignment of the Funds’ investment restrictions with each other and with those of other mutual funds managed by SSgA FM would increase the likelihood that the Funds will qualify to participate in merger transactions without shareholder approval, under an existing SEC rule.

Proposal 5. To Make Certain Funds’ Fundamental Investment Objectives Non-Fundamental.

How will this change benefit me as a shareholder?

Making this change will empower the Trustees to approve changes to a Fund’s investment objective in the future without the delay and expense of a shareholder vote.

If approved, will SSgA FM be proposing changes to the Funds’ investment objectives?

No, SSgA FM has no present intention of proposing that the Trustees consider changing any affected Fund’s investment objective. If the Trustees were ever to approve a change to a Fund’s investment objective, the Prospectus would be modified accordingly.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

SSgA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Scheduled for [date]

To the Shareholders:

NOTICE IS HEREBY GIVEN of a special meeting (the “Special Meeting”) of the shareholders of SSgA Funds (“SSgA Funds” or the “Trust”), which includes the shareholders of the different portfolio series of the Trust, currently designated as: SSgA Money Market Fund, SSgA Prime Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (each a “Fund” and together the “Funds”), to be held at [time a.m./p.m.], local time, on [date], 2013, at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900.

With respect to the applicable Funds, as described in the Proxy Statement, the Special Meeting has been called to vote on the following proposals (each a “Proposal” and together the “Proposals”):

1.	To elect the following as Trustees of SSgA Funds: William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Scott F. Powers, Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross (To be voted upon by the shareholders of the Trust as a whole).

2.	To approve an Amended and Restated Master Trust Agreement (To be voted upon by the shareholders of the Trust as a whole).

3.	To approve an Amended and Restated Rule 12b-1 Plan (To be voted upon by the shareholders of each Fund, voting separately by Fund and by class).

4.	To change or eliminate certain fundamental investment restrictions (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

5.	To make the fundamental investment objective of certain Funds non-fundamental (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

The Board unanimously recommends that you vote “FOR” each of the Proposals.

Shareholders of record as of the close of business on [date], are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail and which instructions are also provided on that website, or, if you have requested a proxy ballot by mail, by signing, voting and returning your proxy ballot in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in your Notice of Internet Availability of Proxy Materials and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

David K. James Secretary, SSgA Funds

PROXY STATEMENT

[Date]

SSgA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Special Meeting of Shareholders

of SSgA Funds

Scheduled for [date]

SSgA FUNDS

PROXY STATEMENT

[Date]

i

INTRODUCTION

SSgA Funds (“SSgA Funds” or the “Trust”) operates as a “series” investment company that issues shares representing interests in different portfolio series, currently designated as: SSgA Money Market Fund, SSgA Prime Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (each a “Fund” and together the “Funds”).

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of shareholders of the Trust will be held at [time a.m./p.m.], local time on [date] at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900 for the following purposes (each a “Proposal” and together the “Proposals”):

Proposal	Affected Funds
Proposal 1. To elect the following as Trustees of SSgA Funds: William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Scott F. Powers, Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross	All Funds

Proposal 2. To approve an Amended and Restated Master Trust Agreement	All Funds

Proposal 3. To approve an Amended and Restated Rule 12b-1 Plan	All Funds

Proposal 4. Modernization and standardization of certain fundamental investment restrictions

Proposal 4.A. To approve an amendment to the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry	All Funds

Proposal 4.B. To approve an amendment to the Funds’ fundamental investment restrictions with respect to borrowing money and issuing senior securities	All Funds

Proposal 4.C. To approve an amendment to the Funds’ fundamental investment restrictions with respect to making loans	All Funds

Proposal 4.D. To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts	All Funds

Proposal 4.E. To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in real estate	All Funds

Proposal 4.F. To approve an amendment to the Funds’ fundamental investment restrictions with respect to	All Funds

Proposal	Affected Funds
participation in the underwriting of securities

Proposal 4.G. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA High Yield Bond Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA Clarion Real Estate Fund

Proposal 4.H. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Clarion Real Estate Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

Proposal 4.I. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making short sales or purchasing securities on margin

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Clarion Real Estate Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

Proposal 4.J. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to diversification of investments

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA Prime Money Market Fund

SSgA High Yield Bond Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA S&P 500 Index Fund

Proposal 4.K. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in illiquid securities	SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund

Proposal	Affected Funds
Proposal 4.L. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing interests in oil, gas or other mineral exploration or development programs	SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund

Proposal 4.M. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investments for control

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA High Yield Bond Fund

Proposal 4.N. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investments if the Investment Company’s officers, Directors, Adviser or any of their affiliates beneficially own a certain percent of the securities of such issuer	SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA Prime Money Market Fund

Proposal 4.O. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in new issuers	SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA Prime Money Market Fund

Proposal 4.P. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investments in securities issued by other investment companies	SSgA Money Market Fund SSgA U.S. Government Money Market Fund

Proposal 4.Q. To approve the elimination of certain Funds’ fundamental investment restrictions with respect to certain interested transactions	SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund SSgA High Yield Bond Fund SSgA S&P 500 Index Fund

Proposal 5. To make the fundamental investment objective of certain Funds non-fundamental	SSgA Emerging Markets Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) which provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. This Proxy Statement is being provided to shareholders via the Internet on or about [date].

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of the Trust is soliciting your vote for a Special Meeting of shareholders of the Trust.

Who is eligible to vote?

The Board has sent a Notice of Internet Availability of Proxy Materials to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on [date] (“Record Date”). Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

Shareholders may vote via Internet voting, through telephone touch-tone voting, by signing and returning a proxy ballot, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials, which was mailed to shareholders on or about [date]. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may request a proxy ballot by mail and submit it by mail or attend the Special Meeting in person. Joint owners must each sign the proxy ballot.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at [ ]. (See “General Information” for more information on the Proxy Solicitor.)

What vote is required?

Proposal 1, the election of Trustees, requires a vote by shareholders of the Trust, including each Fund and class thereof, voting collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present.

Proposal 2, the amendment and restatement of the current master trust agreement, must receive the affirmative vote of a majority of the shares of the Trust entitled to vote at the Special Meeting. Shareholders will vote on Proposal 2 on a Trust-level basis.

Proposal 3, the amendment and restatement of the 12b-1 plans, requires a vote by each Fund, voting separately on a class-by-class, Fund-by-Fund basis. If a Fund does not offer multiple share classes, shareholders of the Fund will vote together as a single class. The proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund or share class thereof, as applicable. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of the Fund or share class entitled to vote on the Proposal present at the Special Meeting or represented by proxy, if more than 50% of the Fund’s or share class’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund or share class entitled to vote on the Proposal. If Proposal 3 is not approved by the shareholders of a class, the amended and restated 12b-1 plan for that class will not become effective and the current 12b-1 plan will remain in effect.

Proposal 4, the modernization and standardization of certain fundamental investment restrictions, requires a vote by shareholders of each Fund on each of Proposals 4.A through 4.Q if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 4.A through 4.Q with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, as defined in the 1940 Act and described above. To the extent multiple Proposals in Proposal 4 apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund.

Proposal 5, making the investment objective of certain Funds non-fundamental, requires a vote by each affected Fund, voting separately by Fund. Approval of this Proposal for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, as defined in the 1940 Act and described above.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote “FOR” each of the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for [time a.m./p.m.], local time on [date] at the offices of the Adviser, One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-647-7327.

How can I obtain more information about the Trust and the Funds?

Should you have any questions about the Trust or the Funds, please do not hesitate to contact Shareholder Services toll free at 1-800-647-7327. The prospectuses, statements of additional information and other information regarding the Funds are available on the Internet at http://www.ssgafunds.com.

Important notice regarding availability of proxy materials for the Special Meeting to be held on [date].

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectuses, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectuses, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

PROPOSAL 1. ELECTION OF TRUSTEES

This Proposal applies to all Funds.

We are asking shareholders of the Trust to elect ten (10) individuals (the “Nominees”) as members of the Board of Trustees of the Trust. Five of the Nominees are current Trustees of the Trust and five of the Nominees, who are current Trustees of two other trusts in the SSgA FM fund complex, State Street Institutional Investment Trust and State Street Master Funds (each an “SSgA FM Trust” and, together with SSgA Funds, the “SSgA FM Trusts”), would be new Trustees of SSgA Funds.

This Proposal is part of an effort to consolidate the membership of the applicable boards of trustees with oversight responsibility for the SSgA FM Trusts. As part of this effort, meetings of the shareholders of the other SSgA FM Trusts have been called to act upon similar proposals to elect the same individuals as trustees of their respective boards. If this Proposal and the similar proposals being presented to shareholders of the other SSgA FM Trusts are approved by shareholders, the majority of the non-exchange traded investment companies in the SSgA FM fund complex will be governed by boards comprised of the same individuals (the “Consolidated Board”).

The proposal to establish the Consolidated Board is the culmination of discussions among the members of the boards of the SSgA FM Trusts and with SSgA FM, during which the Trustees considered a number of best practices for governance of the affected funds. Ultimately, the Board determined that the Funds will benefit from the establishment of the Consolidated Board to oversee the operations of the Funds (and other funds in the complex). Among other things, the Board concluded that the establishment of the Consolidated Board can be expected to: (1) promote transparency and effective communications among the trustees of the funds managed by SSgA FM, consistent with preserving the quality of the decision-making by the Trustees; (2) enhanced effectiveness of board oversight of the Funds and other funds in the SSgA FM Trusts, their management and other service providers; (3) promote a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the cost of such services to the Funds over time; and (4) improve the long-term prospects for attracting and retaining qualified individuals to serve as independent trustees of SSgA Funds. In addition, the Board determined that the Funds will benefit from the particular skill sets and other attributes of those Nominees who currently serve as members of the other SSgA FM Trusts, which individuals are knowledgeable of the role performed by independent trustees of a mutual fund and are familiar with the specific entities and individuals responsible for managing the day-to-day operations of the Funds.

The members of the Board also considered the benefit to the Funds and other SSgA FM Trusts of calling a meeting of shareholders to elect the Nominees at this time. In that regard, the Board noted that SSgA FM has agreed to pay all costs associated with holding these shareholder meetings, including the costs associated with taking action on this Proposal (and similar proposals by other SSgA FM Trusts).

Prior to taking action to nominate each of the Nominees, the Nominating Committee (defined below) of the Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon all of the foregoing considerations, the Nominating Committee recommended each of the Nominees to the Board as a candidate for election as a Trustee. At a meeting of the Board held on September 26, 2013, after discussion and further consideration of these matters, the Board voted unanimously to nominate each of the Nominees for election by shareholders. Each Nominee has consented to be named in the Proxy Statement and to serve as a Trustee if elected.

Who are the Nominees to the Board?

The Board of Trustees has nominated ten (10) Nominees for election as Trustees of the Trust. Shareholders are being asked to elect the Nominees as Trustees.

The Nominees are William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber and Scott F. Powers, each of whom is a current member of the Board, and Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross, each of whom is not a current member of the Board. Each of William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Michael F. Holland, William L. Boyan, Rina K. Spence and Douglas T. Williams is not an “interested person” of the Trust, as defined in the 1940 Act (such individuals are commonly referred to as “Independent Trustees”). Scott F. Powers and James E. Ross are “interested persons” of the Trust, as defined in the 1940 Act, because of their affiliations with State Street Global Advisors, the investment management division of State Street Corporation.

To further align the boards that oversee the operations of the SSgA FM Trusts, on September 19, 2013 the boards of the other such SSgA FM Trusts also nominated for election each of the Nominees as members of each respective board.

If elected, each Nominee will serve as a Trustee for the lifetime of the Trust or until his death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

What are the qualifications of the Nominees?

Set forth below are the name, year of birth, business experience during the past five years and other directorships of each of the Nominees and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Trust, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Messrs. Powers and Ross, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have representatives of senior management of the Funds serve as members of the Board.

The business address of each Nominee is One Lincoln Street, Boston, Massachusetts 02111-2900.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee During Past 5 Years
Nominees who are not “interested persons” of the Trust:

Incumbent Trustees of SSgA Funds

William L. Marshall YOB: 1942	Independent Trustee — Chairman, Audit Committee;	Elected Trustee of SSgA Funds since 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L.	33	Director, Marshall Financial Group, Inc. [( )].

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee During Past 5 Years
	Member, Governance Committee; Member, Qualified Legal and Compliance Committee (“QLCC”)		Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and Director, The Ann Silverman Community Clinic of Doylestown, PA.

Patrick J. Riley YOB: 1948	Independent Trustee — Independent Chairman of the Board; Member, Audit Committee; Member, Governance Committee; Member, QLCC	Elected Trustee of SSgA Funds since 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; January 2009 to Present, Independent Director, SSgA Qualified Funds plc; and 2011 to Present, Independent Director, SSgA SPDR ETFs Europe 1 plc and (since 2012) Chairman.	33	Board Director and Chairman, SPDR Europe I Plc Board, (2011-Present); Board Director and Chairman, SPDR Europe II, Plc (2013 to Present).

Richard D. Shirk YOB: 1945	Independent Trustee — Member, Audit Committee; Member, Governance Committee; Chairman, QLCC	Elected Trustee of SSgA Funds since 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed	33	None.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee During Past 5 Years
			healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.

Bruce D. Taber YOB: 1943	Independent Trustee — Member, Audit Committee; Member, Governance Committee; Chairman, Valuation Committee; Member, QLCC	Appointed Trustee of SSgA Funds since 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	33	None.

New Nominees for SSgA Funds; All are Incumbent Trustees of Other Funds of the SSgA FM Trusts

Michael F. Holland YOB: 1944	New Independent Nominee of SSgA Funds	Initial Election for SSgA Funds. Elected Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	33	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee During Past 5 Years
					Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

William L. Boyan YOB: 1937	New Independent Nominee of SSgA Funds	Initial Election for SSgA Funds. Elected Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society [( )].	33	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; and Trustee, Children’s Hospital, Boston, MA.

Rina K. Spence YOB: 1948	New Independent Nominee of SSgA Funds	Initial Election for SSgA Funds. Elected Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	33	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee During Past 5 Years
					Foundation (2005 – 2008).

Douglas T. William YOB: 1940	New Independent Nominee of SSgA Funds	Initial Election for SSgA Funds. Elected Trustee of State Street Institutional Investment Funds/State Street Master Funds since 1999	President, Oakmont Homeowners Association. President, Mariner Sands Chapel: Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999). Mr. Williams retired in 1999. President, Boston Stock Exchange Clearing Corporation, 1981-1982; President, Boston Stock Exchange Depository Trust Company, 1981-1982.	33	Trustee, State Street Master Funds and State Street Institutional Investment Trust; and Treasurer, Nantucket Educational Trust, (2002-2007).

Nominees who are “interested persons” of the Trust:

Incumbent Trustee of SSgA Funds

Scott F. Powers(3) YOB: 1959	Interested Trustee of SSgA Funds	Elected Trustee of SSgA Funds since 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 — 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	33

New Nominee for SSgA Funds; Nominee is an Incumbent Trustee of Other Funds of the SSgA FM Trusts

James E. Ross (3) YOB: 1965	New Interested Nominee of SSgA Funds	Initial Election for SSgA Funds. Appointed Trustee of State Street Institutional Investment Funds/State Street Master Funds since 2007	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	183	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; and Trustee, Select Sector SPDR Trust;

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee During Past 5 Years
Trustee, SSgA Active ETF Trust.

(1)	Each Trustee serves for the lifetime of the Trust or until his death, resignation, retirement or removal.
(2)	The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.
(3)	Messrs. Powers and Ross are Interested Trustees because of their employment by State Street Global Advisors, an affiliate of the Trust.

What are the Board’s responsibilities?

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust. The Board has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Trust’s Master Trust Agreement.

Administrative services to the Funds are currently provided by State Street Bank and Trust Company (“State Street” or the “Administrator”). The Administrator’s mailing address is 4 Copley Place, 5th Floor, Boston, Massachusetts 02116.

How is the Board structured?

The Board of Trustees has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds, including factors such as the number of series or portfolios that comprise the Trust, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s Master Trust Agreement, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees (described below) help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

During the fiscal year ended August 31, 2013, the Board held [ ] meetings [and each incumbent Trustee Nominee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he has been a Trustee and meetings held by all committees on which he served during the period that he served].

The Trust has a Nominating Sub-Committee of the Governance Committee (the “Nominating Committee”), which operates pursuant to a charter that has been approved by the Board. A copy of the Nominating Committee Charter is attached hereto as Appendix A. The Nominating Committee is comprised entirely of Independent Trustees. The Nominating Committee is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. During the fiscal year ended August 31, 2013, the Nominating Committee held [•] meetings.

How does the Board Oversee Risk Management on behalf of the Funds?

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the Administrator, State Street Global Markets, LLC (the Funds’ Distributor (the “Distributor”)) and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Adviser, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Adviser, together with CBRE Clarion Securities LLC in the case of the SSgA Clarion Real Estate Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

What are the Board’s committees?

The Board has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the Funds by the Board. The purpose and function of the committees is described below. Each committee is currently comprised of all of the Independent Trustees.

Audit Committee. The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Funds and to the Funds’ Adviser or service affiliates (entities that are affiliated with the Funds’ investment adviser and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Funds; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, Trust’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix B. The Audit Committee meets regularly and for the fiscal year ended August 31, 2013, it held [•] meetings.

Valuation Committee. The Trust has established a Valuation Committee. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSgA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2013, the Valuation Committee held [•] meetings.

Governance Committee. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of

Board members. The Governance Committee meets regularly and for the fiscal year ended August 31, 2013, it held [•] meetings.

Qualified Legal and Compliance Committee. The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2013, it held [•] meetings.

Ownership of Fund Shares.

The table below sets forth the dollar value of all shares of each Fund and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of August 31, 2013.

Trustee/Nominee	Name of Fund		Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Nominees who are not “interested persons” of the Trust:
William L. Marshall	[	]	[	]	[	]
Patrick J. Riley	[	]	[	]	[	]
Richard D. Shirk	[	]	[	]	[	]
Bruce D. Taber	[	]	[	]	[	]
Michael F. Holland	[	]	[	]	[	]
William L. Boyan	[	]	[	]	[	]
Rina K. Spence	[	]	[	]	[	]
Douglas T. William	[	]	[	]	[	]
Nominees who are “interested persons” of the Trust:
Scott F. Powers	[	]	[	]	[	]
James E. Ross	[	]	[	]	[	]

Independent Public Accountants.

The accounting firm of Deloitte & Touche LLP (“Deloitte”) currently serves as the registered independent public accountant (the “Independent Auditor”) for the Funds. The Board has selected Deloitte as the Independent Auditor to examine and report on the financial statements of the Funds for the fiscal year ending August 31, 2014.

Representatives of Deloitte are not expected to be represented at the Special Meeting, but a representative of Deloitte is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal 2013, the aggregate fees billed by Deloitte for audit of the Funds’ financial statements and review of the semi-annual financial statements totaled $[    ]. Those fees for fiscal 2012 were $[    ].

Audit-Related Fees. For fiscal 2013, the aggregate fees billed by Deloitte for assurance and related services that are reasonably related to the performance of the audit and review of the Funds’ financial statements and are not reported under “Audit Fees” totaled $[ ]. Those fees for fiscal 2012 were $[    ]. These fees, for both years, were assessed for examinations of securities pursuant to Rule 17f-2 under the 1940 Act.

Tax Fees. For fiscal 2013, the aggregate fees billed by Deloitte for its professional services related to tax compliance, tax advice and tax planning totaled $[ ]. For fiscal 2012, those fees were $[    ].

All Other Fees. Deloitte did not bill the Funds for any products or services, except as noted above, in fiscal 2013 or 2012.

The aggregate non-audit fees billed by Deloitte for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended August 31, 2013 and August 31, 2012 were $[    ] and $[ ], respectively.

All of the services described above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by Deloitte; and (ii) all permissible non-audit services related to the Funds provided by Deloitte to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by Deloitte which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated this general pre-approval authority to the Chairman and alternate Chairman of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of the Board will periodically consider whether Deloitte’s receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds is compatible with maintaining the independence of Deloitte.

Remuneration of Trustees.

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect since January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen receive an additional annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings); $2,500 (Governance and Nominating Committee meetings); $2,500 (special QLCC meetings); and $2,500 (special telephonic meetings).

The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses. However, the Trust has, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified Funds. [As of the fiscal year ended August 31, 2013, none of the Independent Trustees were participating in the optional deferred compensation program.] The Trust’s officers are compensated by either the Administrator or the Adviser or their affiliates.

The table below shows the compensation that the Trustees received from the Funds during the fiscal year ended August 31, 2013.

	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustees
Independent Trustee
William L. Marshall	$194,500	$0	$0	$194,500
Patrick J. Riley	$219,500	$0	$0	$219,500
Richard D. Shirk	$189,500	$0	$0	$189,500
Bruce D. Taber	$193,250	$0	$0	$193,250
Interested Trustee
Scott F. Powers	None	None	None	None

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Funds. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President and Principal Executive Officer	Since October 2012	June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA; March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB:1966	Vice President	Since October 2012	March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer	Since April 2011	July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor); July 2008 to Present,

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
YOB: 1974			Vice President, State Street Global Advisors; and April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	Treasurer and Principal Accounting Officer	Since January 1, 2013	Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Since 2013	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

What is the required vote?

Shareholders of the Trust, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” the Proposal will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

What happens if shareholders do not approve the Nominees?

If shareholders of the Trust do not approve the Nominees, the Funds will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

The Board has determined that election of the ten (10) Nominees as Trustees is in the interests of the Trust and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the ten (10) Nominees. The Board is unanimously recommending that the shareholders vote “FOR” the election of each of the Nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1

PROPOSAL 2. TO APPROVE AN AMENDED AND RESTATED MASTER TRUST AGREEMENT

Affected Funds:

All Funds

Each of the Funds is a series of shares of the Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is typically its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s shareholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Trust and each of the Funds operates under a Master Trust Agreement, governed by the laws of The Commonwealth of Massachusetts (the “Current Declaration”).

The Trustees propose to amend and restate the Current Declaration, as well as the declarations of trust for the other SSgA FM Trusts. The SSgA FM Trusts were formed at different times, and their current declarations of trust differ from each other. Those differences can create inefficiencies in the operations of the SSgA FM Trusts that can be disadvantageous to the funds and their shareholders and to SSgA FM. In addition, the terms of the current declarations do not provide for the flexibility and the same limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. SSgA FM believes that adoption of an amended declaration of trust for each of the SSgA FM Trusts will, among other things: (i) promote the Trustees’ flexibility to provide oversight to the funds in the SSgA FM Trusts in an efficient and cost-effective manner in the best interests of shareholders; (ii) help the SSgA FM Trusts to attract and retain attractive candidates to serve as trustees in the future by providing them with broad indemnification rights and limitations on liability; and (iii) streamline corporate governance among the SSgA FM Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and others, as well as SSgA FM’s recommendation, the Trustees have unanimously approved and recommend that shareholders of the Trust vote to approve an Amended and Restated Master Trust Agreement (the “Proposed Declaration”), a form of which is included herein as Appendix C. The form of the Proposed Declaration, modified as appropriate, is also being proposed for the other SSgA FM Trusts.

Under this Proposal, the Current Declaration would be amended in a number of ways. A number of the changes are described below. These and certain additional changes are also shown in the comparison chart set forth in Appendix D, which compares relevant provisions of the Proposed Declaration with corresponding provisions of the Current Declaration. Not all of the differences between the Proposed Declaration and the Current Declaration are described below or in the chart, so you should carefully review the form of Proposed Declaration in Appendix C.

Some of the more significant changes include the following: (i) a change designed to clarify that one standard of care applies to all Trustees, without regard to any actual or implied individual expertise or qualifications of any Trustee or any title or special designation (such as audit committee financial expert) a Trustee may hold; (ii) changes that expand the circumstances under which Trustees and officers may be indemnified by the Trust; (iii) changes clarifying the ability of shareholders to bring derivative or direct actions; (iv) removal of provisions related to the ability of shareholders to call shareholder meetings and communicate with other shareholders; (v) changes that would generally allow the Trustees to authorize a merger, consolidation or sale of assets without shareholder approval; (vi) changes that would generally allow the Trustees to amend the Declaration of Trust without a shareholder vote; and (vii) changes that would allow the Trustees to terminate the Trust without a shareholder vote upon written notice to the affected shareholders.1

If you disagree with any one or more of these changes, you might prefer on balance that the Current Declaration not be amended. If the Proposed Declaration is not approved by shareholders, the Current Declaration will remain in place and the Trustees will consider what action, if any, would be in the best interests of shareholders.

If this Proposal is approved, the Adviser plans to review the Trust’s current Bylaws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Trust to make consistent or necessary and

[1]	Under the Current Declaration, the Trustees may terminate any series or class of shares thereof without shareholder approval.

appropriate changes based on the Proposed Declaration. No shareholder approval would be required for the Amended and Restated Bylaws. If this Proposal is approved by the shareholders, the Proposed Declaration for the Trust will become effective when a majority of the Trustees has signed the Proposed Declaration.

Summary of Some Important Differences. A summary of some of the important differences (some of which are noted above) between the Proposed Declaration and the Current Declaration is set forth below.

Shareholder Rights

1. Shareholder Voting Rights. The Proposed Declaration would modify certain shareholder voting rights. Shareholders would retain their right under the Current Declaration to terminate the Trust by vote of shareholders, although under the Proposed Declaration the required vote would be increased from a majority of the outstanding voting securities, as defined in the 1940 Act, to at least 66 2/3% of the shares of each series, voting separately by series. The Proposed Declaration would also give the Trustees the right to terminate the Trust without a shareholder vote upon written notice to the affected shareholders. Additionally, the Proposed Declaration would provide that shareholders of a series of the Trust may terminate such series by vote of at least 66 2/3% of the shares of that series, which right does not explicitly exist under the Current Declaration. The Proposed Declaration would also retain the Trustees’ right to terminate series and classes, without a shareholder vote upon written notice to the affected shareholders. These changes are further described under (4) below. The Proposed Declaration would also expand the authority of the Trustees to amend the declaration of trust without shareholder approval in certain situations, as described under (3) below. In addition, shareholders would have a more limited right to approve certain mergers, consolidations or sales of assets, as described under (5) below. As further described under (12) below, the Proposed Declaration would establish procedures governing derivative actions, including shareholders’ right to vote on whether to bring, maintain or settle (or not bring, maintain or settle) a derivative proceeding or claim.

2. Shareholder Meetings and Communications. The Current Declaration provides generally: (i) that the Trustees must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee when requested in writing so to do by the holders of not less than 10% of the outstanding shares, (ii) that shareholders holding at least 10% of outstanding shares may call a shareholder meeting for any other purpose if the Trustees fail to do so for a period of 30 days after written application by such shareholders, and (iii) that if ten or more shareholders who have been such for at least six months and hold shares having a net asset value of at least $25,000 or 1% of the outstanding shares apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for consideration of the removal of any or all of the Trustees, the Trustees will within five business days after receipt of such application either: (1) afford to the applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform the applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. The Proposed Declaration does not contain similar provisions to those described above and so may be seen to limit the ability of the Trust’s shareholders to call meetings of shareholders without the consent of the Trustees or to communicate with other shareholders. Nonetheless, under federal securities laws, when the Trust has made or intends to make a proxy solicitation in connection with a shareholder meeting, shareholders entitled to vote at the meeting continue to have the right to request certain information regarding a Fund’s security holders from the Trust. In addition, in connection with any annual or special meeting of shareholders held by the Trust, eligible shareholders who follow certain prescribed procedures may submit proposals for inclusion in the Trust’s proxy statement and form of proxy. Under specific circumstances, the Trust is permitted to exclude a shareholder’s proposal, but only after submitting its reasons to the SEC. None of the changes described above is intended to modify or remove any rights to which a shareholder may be entitled under Massachusetts law.

The Proposed Declaration would also modify certain provisions in the Current Declaration relating to notice of shareholder meetings. The Proposed Declaration would give the Trustees added flexibility in providing notice of shareholder meetings by permitting the Trustees to provide notice electronically. The Proposed Declaration would also add a provision governing the circumstances under which a written waiver by a shareholder will be deemed the equivalent of notice of a meeting. In addition, the Proposed Declaration would provide that notice of a meeting need not be given to a shareholder who attends the meeting without protesting the lack of notice prior to the meeting or at its commencement.

3. Declaration of Trust Amendment Procedure. Under the Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would affect shareholders’ right to vote granted in Article V, Section 1 of the Proposed Declaration,2 and any amendment that is required by law to be approved by shareholders and subject to the further limitations set forth below. The proposed changes would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. Under the Current Declaration, the Trustees have the authority to amend the declaration of trust without shareholder approval so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act. The proposed changes are designed to give the Trustees more authority to react to future contingencies, changes to applicable law or other changes, and to take action without causing the Trust to incur the time and expense of soliciting shareholder approval. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. Notwithstanding the foregoing, the Proposed Declaration would not allow any amendment that impairs the exemption from personal liability of shareholders, former shareholders, Trustees or former Trustees, permits assessments upon shareholders of the Trust, or limits rights to indemnification with respect to acts or omissions prior to such amendment.

4. Termination of Trust, Series or Classes. Shareholders would retain their right under the Current Declaration to terminate the Trust by vote of shareholders, although under the Proposed Declaration the required vote would be increased from a majority of the outstanding voting securities, as defined in the 1940 Act, to at least 66 2/3% of the shares of each series, voting separately by series. By requiring that shareholders vote separately by series to terminate the Trust and that each such series approve a proposed termination, the Proposed Declaration would prevent the possibility that exists under the Current Declaration that a large shareholder of a large Fund could affect the outcome of a vote to terminate the Trust for a Fund of which that person or entity is not a shareholder. Additionally, under the Proposed Declaration, shareholders of a series of the Trust may terminate such series by vote of at least 66 2/3% of the shares of that series, which right does not explicitly exist under the Current Declaration. The Proposed Declaration would also give the Trustees the right to terminate the Trust, and retain the Trustees’ right under the Current Declaration to terminate series and classes, without a shareholder vote, and upon written notice to the affected shareholders. The proposed changes would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders’ interests and then act in accordance with such interests.

The Trustees believe that standardizing the termination provision for the SSgA FM Trusts may enhance efficiency in administering the various funds. The revised termination provision would also give the Trustees added flexibility to make decisions they believe are in the shareholder’s best interests when considering the termination of the Trust or any series or class thereof without causing the Trust, series or class to incur the time and expense of soliciting shareholder approval where, in the Trustees’ judgment, the action is in the best interest of shareholders. Notwithstanding the above, if the proposed amendment is approved, the Trustees maintain the right, in their sole discretion, to seek shareholder approval of a proposed termination of the Trust or a series or class thereof.

Trustee Rights and Powers

5. Merger, Consolidation and Sale of Assets. Under the Current Declaration, any merger, consolidation or sale of assets of the Trust or a series thereof must be authorized by shareholder vote. The Current Declaration provides that shareholders have the right to vote on any consolidation or merger of the Trust or a series thereof with

[2]

Under the Proposed Declaration, shareholders would have the power to vote for the election or removal of Trustees, with respect to certain amendments to the Proposed Declaration, with respect to the termination of the Trust, or any series or class thereof, unless the Trustees exercise their right to terminate the Trust, or a particular series or class, without shareholder approval upon written notice to the affected shareholders, and with respect to such additional matters relating to the Trust as may be required by law, the Proposed Declaration, the Bylaws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The Proposed Declaration would modify certain shareholder voting rights under the Current Declaration, as described under (1) above.

another entity, whether the Trust or series is the successor, survivor or non-survivor of the consolidation or merger. The proposed changes would expand the authority of the Trustees to authorize a merger, consolidation or sale of assets without shareholder approval. The Proposed Declaration would allow the Trustees, under certain circumstances, to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Trust and mergers, consolidations and sales of assets between a series of the Trust and a series of any other registered investment company) without shareholder approval. Under the Proposed Declaration, the Trustees may authorize a consolidation or merger of the Trust or a series thereof in which such Trust or series is the survivor without shareholder approval. The Trustees believe that standardizing the provisions relating to mergers, consolidations and sales of assets for the SSgA FM Trusts may enhance efficiency in administering the various funds. The proposed changes would also give the Trustees added flexibility to make decisions they believe are in the shareholders’ best interests when considering a merger, consolidation or sale of assets of the Trust or a series thereof without causing the Trust or series to incur the time and expense of soliciting shareholder approval where, in the Trustees’ judgment, the action is in the best interests of shareholders, unless the law otherwise requires it.

The Proposed Declaration would, among other things, authorize the Trustees, under certain circumstances, to approve the reorganization of a Fund with another mutual fund without shareholder approval. Such mergers are permitted under various circumstances pursuant to an existing SEC rule. The Board has not approved or considered any such merger. However, SSgA FM has informed the Board that it expects in the future potentially to recommend that one or more of the Funds be combined with other comparable funds managed by the Adviser. The Board would consider any such proposal on its merits. Should shareholders approve the Proposed Declaration, no shareholder vote would be required under the Proposed Declaration to effect such a combination.

Any exercise of the Trustees’ increased authority under the Proposed Declaration would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this regulatory requirement, some transactions will continue to require shareholder approval.

6. Authority to Combine Classes. The Proposed Declaration would clarify the Trustees’ authority to combine one or more classes of a series of the Trust into a single class within such series, without shareholder approval unless otherwise required by applicable law. The Trustees’ exercise of this authority under the Proposed Declaration would be subject to any applicable provisions of the 1940 Act and the rules adopted thereunder. The clarification is designed to confirm that the Trustees have the flexibility when considering an intra-fund share class combination to make decisions that they believe are in shareholders’ best interests, without causing the Trust to incur the time and expense of soliciting shareholder approval. The Current Declaration does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Current Declaration.

7. Redemption by Trust. The Current Declaration permits the Trustees to redeem shares involuntarily only in certain limited circumstances. The Proposed Declaration expands the Trust’s authority to redeem a shareholder’s shares if the Trust determines such redemption to be necessary or appropriate. The Proposed Declaration would also remove the explicit requirement that the conditions under which the Trust may force a redemption be set forth in the current prospectus. Such disclosure may nonetheless be required by applicable law. The Trustees’ exercise of this power under the Proposed Declaration is subject to any applicable fiduciary standards or provisions of the 1940 Act or the rules adopted thereunder.

Certain Other Changes

8. Removal of Trustees. The Proposed Declaration would modify the manner in which Trustees may remove a Trustee. The Proposed Declaration would change the threshold for Board action to remove a Trustee from two-thirds of the number of Trustees in office immediately prior to such removal, to a majority of the remaining Trustees and a majority of the remaining Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

9. Mechanics for Establishing or Abolishing a Series or Class. The Current Declaration provides that the establishment and designation of any series or class of a series of the Trust shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation of the relative rights and preferences of the shares of such series or class, upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or as otherwise provided in either instrument. At any time there are no shares outstanding of any particular series or class previously established and designated, the Trustees may be an instrument executed by a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that series or class and the establishment and designation thereof. Each instrument establishing and designating any series shall have the status of an amendment to the Current Declaration. Under the Proposed Declaration, the Trustees may establish and designate a new series or class by vote of the Trustees or by written consent, and may terminate a series or class by written notice to the affected shareholders. The Proposed Declaration is intended to ease the administrative burden and costs to the Trust associated with organizing or terminating series or classes. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

10. Uniform Trustee Standard of Care. The Current Declaration and the Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Proposed Declaration includes language to clarify that any Trustee who serves as chair or co-chair of the Board, a member or chair or co-chair of a committee of the Board, lead or assistant lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. The Current Declaration does not contain comparable language, and the proposed change is intended to provide an extra safeguard for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications. The proposed change is also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman or co-chairman of the Board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

11. Indemnification of Trustees and Officers. The Proposed Declaration would modify certain indemnification provisions. Under the Proposed Declaration, a covered person would not be indemnified with respect to any matter as to which such covered person shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such covered person’s action was in the best interests of the Trust or that such covered person’s action was at least not opposed to the best interests of the Trust. A covered person would also not be indemnified under the Proposed Declaration against any liability to the Trust or its shareholders arising by reason of such covered person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office. In addition, the Proposed Declaration contemplates mandatory prepayment by the Trust of certain expenses of a covered person if certain conditions are met. Further, the Proposed Declaration would establish procedures and approvals related to making certain determinations in connection with indemnification and prepayment of expenses.

Section 3 of Article VIII of the Proposed Declaration would create a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or that his or her action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. This rebuttable presumption is consistent with SEC staff guidance. The staff has stated that it is consistent with Section 17(h) of the 1940 Act for independent, non-party trustees and independent legal counsel to rely on a rebuttable presumption that a Trustee or officer has not engaged in disabling conduct. The Proposed Declaration would both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a covered person will be denied indemnification. The proposed indemnification provisions are also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

12. Derivative Actions. Under certain circumstances, a shareholder of a corporate entity may have the right to bring a “derivative” action on behalf of the corporate entity, in the name of the corporate entity. The shareholder must typically first make demand on the corporate entity’s governing board, to provide the governing board the opportunity to determine on behalf of the entity whether or not to bring the action. The Proposed Declaration sets forth certain eligibility requirements for a shareholder to bring a derivative action and states that an eligible shareholder may not bring a derivative action on behalf of the Trust unless the shareholder has made a prior demand on the Trustees that they bring the action on behalf of the affected series or class. The Proposed Declaration also provides that the Trustees who are independent for purposes of considering the demand must consider any demand within 90 days from the date the demand was made and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class. In certain circumstances, the Trustees may extend the 90-day review period by 120 days. The Proposed Declaration would also clarify that, in accordance with Massachusetts law, in their sole discretion, the Trustees may submit the decision whether to reject a demand to a vote of shareholders of the Trust or any series or class, as appropriate. If the decision whether to reject such demand has been duly submitted to a vote of shareholders, the Trust must notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand. Under the Proposed Declaration, any decision by the Trustees to bring or not to bring or to settle any action will be binding upon shareholders. The Proposed Declaration is generally in line with the derivative demand statute that applies to Massachusetts corporations.

13. Direct Actions. The Proposed Declaration states that shareholders must obtain authorization from the Trustees to bring a direct action or claim for monetary damages. The Proposed Declaration sets forth the procedures for obtaining authorization to bring a direct action or claim and the procedures to be followed by the Trustees in considering such request. The Current Declaration does not contain a similar provision. Although a shareholder may not be required to obtain such authorization under Massachusetts law, the Proposed Declaration is intended to establish procedures for direct actions similar to those proposed for derivative actions.

Additional Changes

The proposed changes described below are generally intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. In addition to these and the changes described above, the Proposed Declaration would make certain other changes that are not described herein. The changes described in this Proposal and certain additional changes are shown in the comparison chart set forth in Appendix D. You should also carefully review the form of Proposed Declaration in Appendix C.

•	Although both the Current Declaration and the Proposed Declaration provide that the Trust will indemnify shareholders, unlike the Current Declaration, the Proposed Declaration would not explicitly require that the applicable series assume the defense of a shareholder against certain claims. The Proposed Declaration contemplates that a shareholder would be indemnified against all loss and expense arising from his or her having been held to be personally liable solely by reason of his or her being or having been a shareholder of the Trust (or a series thereof); expenses could include the cost of the shareholder’s defense.

•	The Proposed Declaration would provide greater certainty as to the Trust’s ability to enter into contracts with certain service providers with respect to which a Trustee or officer may have an interest without describing the specific steps to be followed in order for such contracts to be valid. Determinations to enter into such contracts would be subject to applicable fiduciary standards, requirements of the 1940 Act and applicable Massachusetts law.

•	Under the Current Declaration, for the purpose of determining a record date, the Trustees may close the transfer books for a period not exceeding 30 days or, without closing the transfer books, fix a date and time not more than 60 days prior to the date of a shareholder meeting. The Proposed Declaration would remove these time limits and, therefore, give the Trustees more discretion in setting record dates. If this change is approved, the Trustees’ exercise of their authority to fix a record date for a shareholder meeting, including the procedures applicable thereto, would be addressed in amended and restated Bylaws for the Trust, consistent with applicable law.

•	The Proposed Declaration would be governed by and construed and administered according to the laws of The Commonwealth of Massachusetts, as is the case under the Current Declaration. However, the Proposed Declaration would remove the provision in the Current Declaration that matters not specifically covered in the declaration trust or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts.

•	The Proposed Declaration would modify shareholders’ right under the Current Declaration to inspect the books and records of the Trust. The Current Declaration provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under Massachusetts law. Massachusetts law provides that no shareholder may examine a corporation’s books or records if the corporation has determined in good faith that disclosure of the records sought would adversely affect the corporation in the conduct of its business or, in the case of a public corporation, constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the corporation. The Trust’s Proposed Declaration would provide that no shareholder shall have any right to examine any books or records of the Trust if the Trust determines that such examination will for any reason be adverse to the interests of the Trust. Under the Proposed Declaration, the Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination.

Vote Required

The changes described above represent a summary of some of the important differences between the Proposed Declaration and the Current Declaration. These and certain additional changes are also shown in the comparison chart set forth in Appendix D, which compares relevant provisions of the Proposed Declaration with corresponding provisions of the Current Declaration. Not all of the differences between the Proposed Declaration and the Current Declaration are described above or in the chart, so you should carefully review the form of Proposed Declaration in Appendix C.

Shareholders of all Funds vote together as a single class on the approval of the Proposed Declaration. Approval of the Proposed Declaration with respect to the Trust requires the affirmative vote of a majority of the shares of the Trust entitled to vote at the Special Meeting. Shareholders will vote on Proposal 2 on a Trust-level basis.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” PROPOSAL 2

PROPOSAL 3. TO APPROVE AN AMENDED AND RESTATED RULE 12B-1 PLAN

Each class of shares offered by a Fund is authorized to make payments under a separate plan under Rule 12b-1 under the 1940 Act providing for payment of distribution expenses. The original class of shares of the Trust is referred to as the “Institutional Class.” Each Fund offers Institutional Class shares; SSgA Emerging Markets Fund also offers Select Class shares. The Plan of Distribution Pursuant to Rule 12b-1 for the Institutional Class shares of each Fund (the “Institutional Plan”) was adopted on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to reflect current operations. The Plan of Distribution Pursuant to Rule 12b-1 for Select Class shares of SSgA Emerging Markets Fund (the “Select Class Plan,” and, together with the Institutional Plan, the “Current 12b-1 Plans”) was adopted on November 8, 2005.

At its meeting on September 26, 2013, the Board, including all of the trustees who are not “interested persons” of the Trust under the 1940 Act and have no direct or indirect financial interest in the operation of the Current 12b-1 Plans or any related agreements (for purposes of Proposal 3, the “independent trustees”), approved the amendment and restatement of the Current 12b-1 Plans. The holders of Institutional Class shares of each Fund and Select Class shares of SSgA Emerging Markets Fund are being asked to approve an Amended and Restated Rule 12b-1 Plan (the “Amended 12b-1 Plan” and, together with the Current 12b-1 Plans, the “12b-1 Plans”) for their respective share classes, a form of which is included herein as Appendix E.

The Board proposes that the Funds adopt a “compensation” distribution plan. The Select Class Plan is a compensation distribution plan. The Institutional Plan, by contrast, is a reimbursement distribution plan. Unlike a compensation plan in which a fund pays a specified amount to a distributor as compensation for the distribution of shares of the fund, a reimbursement plan limits payments under the plan to amounts intended to reimburse the distributor or others for expenses incurred by them in connection with the distribution of a fund’s shares. The amendments will not change the maximum amount that may be paid under the Institutional Plan to the Distributor in connection with the distribution of shares of the Funds, but the Distributor may be paid an amount that exceeds its expenses incurred in the distribution of Fund shares. Similarly, the amendments will not change the maximum amount that may be paid under the Select Class Plan to the Distributor. Under the Distribution Agreement between the Trust and the Distributor, the Distributor has agreed to limit the amount it is reimbursed under the Institutional Plan to no more than 0.0225 of 1% for the first $25 billion in average daily net assets on an annual basis, and 0.020 of 1% for average daily net assets over $25 billion. The Trust and the Distributor may agree to eliminate or change this cap so that the Distributor may receive up to the maximum amount set forth in the Institutional Plan, 0.25 of 1% of average daily net assets, without shareholder approval. It is likely that SSgA FM will propose such a modification.

The market for mutual funds is highly competitive and changing rapidly. The Trustees believe that the Amended 12b-1 Plan will give the Board and the Distributor maximum flexibility in designing and implementing distribution and shareholder servicing arrangements to respond to changes in the marketplace. The amendments are also being proposed to assist in integrating the operation of the Funds and the other funds in the SSgA FM Trusts that the proposed consolidated board would oversee. The Trustees believe that operational efficiencies can be gained by using a consistent plan to compensate dealers for their service in distributing shares.

Description and Comparison of the 12b-1 Plans

Under the Amended 12b-1 Plan, each Fund may compensate the Distributor (or others) for services provided in connection with the distribution of the Fund’s shares and for services provided to Fund shareholders. The Amended 12b-1 Plan is a compensation plan that provides for payments at the following annual rates (based on average daily net assets):

Institutional Class shares of each Fund	0.25%
Select Class shares of SSgA Emerging Markets Fund	0.025%

The Distributor retains the entire amount of the payments made to it under the plan even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. The maximum fee payable to the Distributor under the Amended 12b-1 Plan is identical to that under the Current 12b-1 Plans.

Institutional Plan

The Amended 12b-1 Plan is intended to provide greater flexibility to the Board and the Distributor to design an effective methodology for the provision of services provided in connection with the distribution of a Fund’s shares and services provided to Fund shareholders. The Institutional Plan contains provisions that may restrict the flexibility of the Board and the Distributor.

Under the Institutional Plan, which is a reimbursement plan, the Distributor retains such amounts of the payments it receives under the plan as are appropriate to compensate it for actual expenses incurred in distributing and promoting the sale of Fund shares to the public. If the aggregate payments received by the Distributor under the Institutional Plan for a Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor reimburses the Fund for the amount of the excess. Under the Amended 12b-1 Plan, which is a compensation plan, the Distributor receives the entire amount of the payments made to it under the plan even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year.

The Institutional Plan provides that each Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing. Payments to the Distributor for the sale and distribution of Institutional Class shares are not permitted by the Institutional Plan to exceed 0.25% of a Fund’s average net asset value per year. The Trust and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and its affiliates (each of which is referred to as a Financial Intermediary), to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed 0.20% (out of the maximum total payable under the Institutional Plan, 0.25%). The Amended 12b-1 Plan does not contain a limit on the amount of payments under the plan (or otherwise) that may be made by the Fund for shareholder servicing.

Select Class Plan

The Select Class Plan provides for payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit. It is similar in all material respects to the Institutional Plan, other than with respect to its structure as a compensation plan and the limitation on distribution and shareholder servicing fees. Under the Select Class Plan, payments to the Distributor for distribution and shareholder services to the Select Class are not permitted by the Select Class Plan to exceed 0.025% of the Select Class’ average daily net asset value per year. Any payments that are required to be made to the Distributor that cannot be made because of the limitations contained in the Select Class Plan may be carried forward and paid in the following two fiscal years so long as the Select Class Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Other Changes

The Amended 12b-1 Plan would remove the non-exhaustive lists of services for which the Distributor and Financial Intermediaries may be compensated or reimbursed, as applicable, that is included in the Current 12b-1 Plans. The removal of the detailed list of services in the Amended 12b-1 Plan is intended to provide the Trust with flexibility to compensate the Distributor and others for services provided in connection with the distribution of Fund shares.

The Current 12b-1 Plans provide that any payments that are required to be made to the Distributor that cannot be made because of the limitations contained in the Current 12b-1 Plans may be carried forward and paid in the following two fiscal years so long as the Current 12b-1 Plans are in effect. A Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Amended 12b-1 Plan does not allow for payments to be carried forward to future fiscal years. Under a compensation plan, because the Distributor is compensated annually for services rendered, there is no need to carry forward unreimbursed expenses to a future fiscal year. Given that the Select Class Plan is a compensation plan, payments are not carried forward even though the Select Class Plan technically allows them to be.

At least quarterly, under the Current 12b-1 Plans, the Treasurer of the Trust and the Treasurer of the Distributor provide to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Current 12b-1 Plans and the purposes for which such expenditures were made. Under the Amended 12b-1 Plan, the Distributor will bear responsibility for this quarterly report.

Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the independent trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the independent trustees, except that the 12b-1 Plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected Fund. The 12b-1 Plans may be terminated upon a vote of a majority of the independent trustees or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the affected Fund.

Payments under the Current 12b-1 Plans

The tables below set forth for the Institutional Class and Select Class shares (as applicable) of the Funds the aggregate 12b-1 fees paid under each Current 12b-1 Plan for the fiscal year ended August 31, 2013, and such fees as a percentage of the Fund’s average daily net assets for that fiscal year.

Institutional Plan

	Aggregate 12b-1 Fees	% of Average Net Assets
SSgA IAM SHARES Fund	$95,841	0.05%
SSgA Dynamic Small Cap Fund	$27,862	0.20%
SSgA Enhanced Small Cap Fund	$59,638	0.21%
SSgA S&P 500 Index Fund	$656,443	0.06%
SSgA Clarion Real Estate Fund	$116,826	0.23%
SSgA International Stock Selection Fund	$829,907	0.21%
SSgA Emerging Markets Fund	$2,915,967	0.24%
SSgA High Yield Bond Fund	$243,211	0.19%
SSgA Money Market Fund	$4,009,372	0.08%
SSgA Prime Money Market Fund	$4,742,744	0.05%
SSgA U.S. Government Money Market Fund	$3,052,216	0.08%
SSgA U.S. Treasury Money Market Fund	$2,503,994	0.05%

Select Class Plan

	Aggregate 12b-1 Fees	% of Average Net Assets
SSgA Emerging Markets Fund	None	None

During the fiscal year ended August 31, 2013, the Funds paid the following amounts to affiliated persons of the Funds, the Adviser or the Distributor or affiliated persons of such persons:

Fund	Name	Amount
SSgA IAM SHARES Fund	State Street Global Markets	$44,387
SSgA Dynamic Small Cap Fund	State Street Global Markets	$3,313
SSgA Enhanced Small Cap Fund	State Street Global Markets	$6,999
SSgA S&P 500 Index Fund	State Street Global Markets	$320,068
SSgA Clarion Real Estate Fund	State Street Global Markets	$28,940
SSgA International Stock Selection Fund	State Street Global Markets	$206,388
SSgA Emerging Markets Fund	State Street Global Markets	$1,067,234
SSgA High Yield Bond Fund	State Street Global Markets	$142,642
SSgA Money Market Fund	State Street Global Markets	$2,350,309
	State Street Bank – Wealth Management Services	$246,619
SSgA Prime Money Market Fund	State Street Global Markets	$2,647,221
	State Street Bank – Wealth Management Services	$182,216
SSgA U.S. Government Money Market Fund	State Street Global Markets	$1,024,408
	State Street Bank – Wealth Management Services	$1,240,060
SSgA U.S. Treasury Money Market Fund	State Street Global Markets	$1,349,089
	State Street Bank – Wealth Management Services	$77,957

During the fiscal year ended August 31, 2013, the Funds paid the following amounts to persons that during the most recent fiscal year received 10% or more of the aggregate amount paid under the Institutional Plan:

Fund	Name	Amount
SSgA IAM SHARES Fund	None	None
SSgA Dynamic Small Cap Fund	Fidelity Investments	$4,073.46
	SEI Trust Company	$11,537.15
SSgA Enhanced Small Cap Fund	Fidelity Investments	$57,277.72
SSgA S&P 500 Index Fund	Fidelity Investments	$130,836.06
	ING Life Insurance & Annuity Co	$70,410.51
SSgA Clarion Real Estate Fund	Charles Schwab	$17,704.16
	Fidelity Investments	$29,284.76
	SEI Trust Company	$25,309.67
SSgA International Stock Selection Fund	Charles Schwab	$346,500.41
	Fidelity Investments	$209,779.93
SSgA Emerging Markets Fund	Charles Schwab	$378,820.72
	Fidelity Investments	$753,432.47
SSgA High Yield Bond Fund	Charles Schwab	$55,012.67
	Fidelity Investments	$106,953.08
SSgA Money Market Fund	State Street Global Markets	$1,037,564.77
SSgA Prime Money Market Fund	None	None
SSgA U.S. Government Money Market Fund	State Street Bank – Wealth Management Services	$1,131,275.61
SSgA U.S. Treasury Money Market Fund	None	None

Board Considerations

The Board considered the Amended 12b-1 Plan at its meeting on September 26, 2013. In approving the Amended 12b-1 Plan, the Trustees, including all of the independent trustees, determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and 36(b) of the 1940 Act, that there is a reasonable likelihood that the Amended 12b-1 Plan will benefit each of the Funds and the Institutional Class and Select Class shares, as applicable, of each Fund.

In making its determination to approve the Amended 12b-1 Plan, the Board considered a number of factors. The market for mutual funds is highly competitive and changing rapidly. The Trustees were informed by the Adviser that the Amended 12b-1 Plan could improve the Trust’s ability to attract new investments in the Funds by enabling it to compensate selling dealers adequately and in the most effective manner. The Trustees took into account that the Amended 12b-1 Plan is intended to give the Board and the Distributor maximum flexibility to design and implement distribution and shareholder servicing arrangements that are beneficial to the Funds and their shareholders and to react to changes in the marketplace and applicable law, without increasing the maximum fees payable under the 12b-1 Plans. The Trustees also took into consideration that the change from a reimbursement to a compensation plan with respect to the Institutional Plan and amendments with respect to the Select Class Plan could be expected to assist in integrating the operation of the Funds and the other funds in the SSgA FM Trusts that the proposed consolidated board would oversee. The Trustees believe these factors are likely to enhance the prospect for economies of scale generated from increased assets. The Trustees also considered the applicability of the factors that the SEC has suggested Trustees may wish to consider in reviewing the possible benefits of any plan of distribution pursuant to Rule 12b-1.

The Trustees also considered the benefits of the Amended 12b-1 Plan to the Adviser. In particular, the Trustees considered that an increase in the assets of the Funds would increase the management fees paid to the Adviser, and that payment of distribution expenses could reduce the need for the Adviser to subsidize those expenses out of other resources available to it. However, the Trustees also took into account that the maximum amount that may be paid to the Distributor under the Amended 12b-1 Plan is the same as that under the Current 12b-1 Plans, except that, with respect to the Institutional Plan, the Distributor may be paid an amount that exceeds expenses incurred in the distribution of Fund shares.

The Board determined that the Amended 12b-1 Plan could be expected over time to benefit the Funds and their Institutional Class and Select Class shareholders, as applicable, through improved prospects for growth in fund assets, more efficient management and attendant reductions in operating expenses.

Vote Required

Each Fund will vote separately on a class-by-class, Fund-by-Fund basis. If a Fund does not offer multiple share classes, shareholders of the Fund will vote together as a single class. The proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund or share class, as applicable. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of the Fund or share class entitled to vote on the Proposal present at the Special Meeting or represented by proxy, if more than 50% of the Fund’s or share class’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund or share class entitled to vote on the Proposal.

If Proposal 3 is not approved by the shareholders of a class, the Amended 12b-1 Plan for that class will not become effective and the Current 12b-1 Plan will remain in effect. The Board, in consultation with the Adviser, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of a class at a future shareholder meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS OF EACH CLASS OF EACH FUND VOTE “FOR” PROPOSAL 3

PROPOSAL 4. MODERNIZATION AND STANDARDIZATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals 4.A through 4.Q, the Board unanimously recommends that shareholders of the affected Funds approve certain changes to the Funds’ fundamental investment restrictions. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and/or what SSgA FM considers to be unnecessarily restrictive policies (in light of current regulatory requirements) and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Funds and the other funds in the SSgA FM Trusts, to the extent practicable.

SSgA FM does not anticipate any change in the way the Funds are managed as a result of changing the Funds’ fundamental investment restrictions. As discussed in greater detail below in Section 4.P, elimination of the investment restriction that prohibits certain Funds from investing in other investment companies could enable certain Funds to be operated in a “fund of funds” or “master-feeder” structure in the future. If that were to occur, the Prospectus of the Fund would be modified accordingly. Additionally, approval of this Proposal, and others in this proxy statement, could ultimately facilitate a transaction in which your Fund reorganizes or merges with or into another similarly managed fund advised by SSgA FM or an affiliate.

Background. Proposals 4.A through 4.Q relate to current fundamental investment restrictions of the Funds that, in the view of SSgA FM and the Board, are either outdated or more restrictive than applicable law and regulation require. SSgA FM and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future – at least without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, although SSgA FM does not anticipate any change in the way in which the Funds are managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Board to approve changes to the Funds’ investment policies in the future without the delay and expense of a shareholder vote.

The proposed changes are designed to meet the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion in Proposals 4.A through 4.Q below highlights the differences between the affected Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each affected Fund should consider comparing their Fund’s current restrictions with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with shareholder approval in the event a change is to be made. The Board unanimously recommends that some of the Funds’ current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each of Proposals 4.A through 4.Q.

Shareholders of a Fund may vote in favor of or against any of Proposals 4.A through 4.Q affecting their Funds.

The Board, including all of the Independent Trustees, unanimously approved each of Proposals 4.A through 4.Q discussed below and recommends that the shareholders of each Fund approve each Proposal affecting their Fund.

SECTION 4.A. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Funds:

All Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

With respect to SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA IAM Shares Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund, the proposed amended fundamental investment restriction is as follows:

“A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.”

With respect to SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund, the proposed amended fundamental investment restriction is as follows:

“A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act), tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing and bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the Adviser determines that the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Adviser determines that the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (to the extent that the Adviser determines that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks).”

With respect to the above investment policy, a Fund may concentrate in bankers’ acceptances, certificates of deposit and similar instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry.

With respect to SSgA Clarion Real Estate Fund, the proposed amended fundamental investment restriction is as follows:

“The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except securities of companies directly or indirectly engaged in the real estate industry and as consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities”

(as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.”

With respect to SSgA S&P 500 Index Fund, the proposed amended fundamental investment restriction is as follows:

“The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index.”

The chart below lists the current fundamental investment restrictions of each of the affected Funds with respect to concentrating investments in an industry.

Fund	Current Restriction
SSgA High Yield Bond Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

SSgA Enhanced Small Cap Fund	A Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, their agencies and instrumentalities; and, also with respect to SSgA Emerging Markets Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

SSgA S&P 500 Index Fund	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

SSgA Clarion Real Estate Fund	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities and securities of companies directly or indirectly engaged in the real estate industry). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from

Fund	Current Restriction
investment.

SSgA Money Market Fund SSgA U.S. Government Money Market Fund	With respect to SSgA Money Market Fund and SSgA U.S. Government Money Market Fund, a Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). U.S. banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction. Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

SSgA U.S. Treasury Money Market Fund	The Fund typically will be 100% invested in U.S. Treasury securities, but in no event less than 80%.

SSgA Prime Money Market Fund	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. banks and U.S. branches of foreign banks are not considered a single industry for purposes of this restriction.

For purposes of applying the terms of this fundamental investment policy, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, an industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which certain of the Funds invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.

The Board recommends that each affected Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed. The amendments are intended to conform the Funds’ restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

The Adviser does not intend to modify its investment strategy as a result of the proposed change to each affected Fund’s fundamental investment restriction regarding concentration that would exclude tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision thereof. The SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund would not typically be expected to invest in such securities, nor would the affected money market funds other than SSgA Money Market Fund and SSgA Prime Money Market Fund. SSgA Money Market Fund and SSgA Prime Money Market Fund have not typically invested in such securities, and the Adviser has informed the Trustees that it does not expect either such Fund to do so in the future.

SECTION 4.B. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).

The proposed amended fundamental investment restriction is as follows:

“A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money and issuing senior securities.

Fund	Current Restriction
SSgA Clarion Real Estate Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund

The Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

Fund	Current Restriction
A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

SSgA Enhanced Small Cap Fund

A Fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

A Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

SSgA Emerging Markets Fund SSgA International Stock Selection Fund

A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

SSgA S&P 500 Index Fund

The Fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

SSgA High Yield Bond Fund

The Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

Fund	Current Restriction
A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

Generally, the affected Funds’ current fundamental investment restrictions are more restrictive than the 1940 Act requirements. Accordingly, the Board recommends that each affected Fund amend its policy so that it will allow each affected Fund to borrow money and issue senior securities to the full extent permitted under applicable law to the extent consistent with the Fund’s investment objectives and policies. The proposed changes would automatically conform each affected Fund’s policy more closely to statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes would reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act currently permits an open-end investment company, such as each affected Fund, to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage increases the volatility of a Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

SECTION 4.C. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Board recommends that each Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds.

The proposed amended fundamental investment restriction is as follows:

“A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restriction of each affected Fund with respect to making loans.

Fund	Current Restriction
SSgA Clarion Real Estate Fund SSgA Money Market Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or

Fund	Current Restriction
(ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. The Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as Advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

SSgA U.S. Government Money Market Fund SSgA High Yield Bond Fund SSgA S&P 500 Index Fund	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Funds may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily.

SSgA Enhanced Small Cap Fund	A Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an

Fund	Current Restriction
interfund lending program with other registered investment companies.

Although SSgA FM does not anticipate any change in the way in which each Fund is managed as a result of changing the fundamental investment restriction, the increased flexibility provided by the amendment could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Examples of loan transactions into which a Fund may enter include repurchase agreements and securities loans. In a repurchase agreement, a Fund typically purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a fee, a portion of the dividends or interest accrued on the securities held as collateral, or, in the case of cash collateral, a portion of the income from investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. These transactions must be collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate. It is also possible that the amount received by the Fund upon sale of the collateral may be less than necessary to fully compensate the Fund. In addition, a Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may also purchase debt obligations or other similar financial instruments in which a Fund may invest consistent with its investment policies.

SECTION 4.D. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds

The 1940 Act requires the Funds to have a fundamental investment restriction regarding the purchase and sale of commodities.

The proposed amended fundamental investment restriction is as follows:

“A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restriction under which each affected Fund operates with respect to investment in commodities and commodity contracts.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not purchase or sell commodities or commodity futures contracts.

Fund	Current Restriction
SSgA High Yield Bond Fund SSgA Clarion Real Estate Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund SSgA S&P 500 Index Fund	A Fund will not purchase or sell commodities or commodity futures contracts except that the Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Funds intends to buy and which relate to securities in which the Funds may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

SSgA Enhanced Small Cap Fund	A Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

The proposed amendment would make it clear that the Funds may utilize futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and with the Funds’ investment objectives and policies from time to time. The change is also intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. SSgA FM has proposed that this change be implemented for existing mutual funds managed by it, and adopted by new mutual funds it manages, in order to reflect the fact that increasing numbers of mutual funds are using investments in commodity transactions to meet their investment objectives. The principal benefit to the Funds of this change is the potentially reduced administrative and compliance burdens resulting from the alignment of this restriction with those of the other funds in the SSgA FM Trusts. SSgA FM does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental investment restrictions, although the revised policy would generally provide the Funds greater flexibility to enter into commodity transactions in a case where SSgA FM or a Fund’s subadviser might consider such transactions appropriate.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and international economic, political, and regulatory developments.

SECTION 4.E. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE

Affected Funds:

All Funds

The 1940 Act requires the Funds to have a fundamental policy regarding the purchase and sale of real estate.

The proposed amended fundamental investment restriction is as follows:

“A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restriction under which each affected Fund operates with respect to investment in real estate and securities secured by and/or of companies that deal in real estate.

Fund	Current Restriction
SSgA U.S. Government Money Market Fund	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. SSgA U.S. Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans.

SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund SSgA Clarion Real Estate Fund SSgA Money Market Fund	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

SSgA High Yield Bond Fund SSgA S&P 500 Index Fund	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

SSgA Enhanced Small Cap Fund	A Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

Currently, each Fund’s investment policy restricts its ability to sell real estate even when ownership of the real estate devolves upon such Fund through permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Board recommends that this policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments to the extent permitted by applicable law.

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

Risks associated with ownership of real estate include possible declines in the value of real estate, lack of availability of mortgage funds, extended vacancies of property, increases in property taxes, losses from casualty or condemnation and changes in general and local economic conditions, tax laws and interest rates, supply and demand, interest rates, zoning laws, regulatory limitations on rents and operating expenses. Securities of companies engaged in the real estate business may be subject to additional risks, such as poor performance by the manager of the company, adverse changes to the tax laws or failure by the company to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the risk of general declines in stock prices. In addition, some companies engaged in the real estate business have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A company that invests most or all of its assets in mortgages will be subject to additional risks related to mortgage-backed securities, including interest rate risk, extension risk, and prepayment risk, and may be highly volatile and lack liquidity.

SECTION 4.F. TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be deemed to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not necessarily make the institutional investor an underwriter in these circumstances.

The proposed amended fundamental investment restriction is as follows:

“A Fund may underwrite securities to the extent consistent with applicable law from time to time.”

The chart below lists the current fundamental investment restrictions of each of the affected Funds with respect to participation in the underwriting of securities.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA Clarion Real Estate Fund	A Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on

SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund SSgA High Yield Bond Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund SSgA S&P 500 Index Fund	account of the purchase of securities subject to legal or contractual restrictions on disposition.

SSgA Enhanced Small Cap Fund	A Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

The Board recommends that this policy be amended as proposed in order to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities. The affected Funds have no intention of participating in the underwriting of securities (other than to the extent a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions and distributions of portfolio securities).

SECTION 4.G. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA High Yield Bond Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA Clarion Real Estate Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to pledging, mortgaging or hypothecating Fund assets.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund	A Fund will not pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value on a daily marked-to-market basis at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by [the fundamental investment restriction with respect to borrowing money].

SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by [the fundamental investment restriction with respect to borrowing money].

SSgA High Yield Bond Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund SSgA Clarion Real Estate Fund	A Fund will not pledge, mortgage or hypothecate its assets. However, the Funds may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by [the fundamental investment restriction with respect to borrowing money].

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by [the fundamental investment restriction with respect to borrowing money].

This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are no longer applicable to the affected Funds. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to pledging, mortgaging or hypothecating Fund assets be eliminated.

The pledging of assets has the risk that it could decrease a Fund’s ability to liquidate assets. If a Fund pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, a Fund’s current borrowing limits would remain consistent with limits prescribed under the 1940 Act, which limits any borrowings to 33 1/3% of a Fund’s total assets. Additionally, the money market funds are managed in accordance with the liquidity requirements of Rule 2a-7 under the 1940 Act.

SECTION 4.H. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR SELLING PUTS, CALLS OR INVESTING IN STRADDLES, SPREADS OR ANY COMBINATION THEREOF

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Clarion Real Estate Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

The chart below lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing or selling puts, calls or investing in straddles, spreads or any combinations thereof.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

SSgA Clarion Real Estate Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described [in the Fund’s Statement of Additional Information] and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets.

The Board recommends that each affected Fund’s fundamental investment restriction with respect to purchasing or selling puts, calls or investing in straddles, spreads or any combinations thereof be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds’ investment objectives and policies. Although SSgA FM does not anticipate a change in the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. In addition, the elimination of this investment restriction will reduce administrative and compliance burdens by conforming each affected Fund’s fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options.

A Fund may purchase put options to hedge against a decline in the market value of its portfolio securities. A Fund, as holder of a put option, has the right (but not the obligation) to sell the underlying security at the exercise price regardless of any decline in its market price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund may also purchase a put option hoping to profit from an anticipated decline in the market value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If a Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the option. A Fund may also buy and sell combinations of put and call options in the same underlying security to earn additional income.

The successful use of a Fund’s options strategies depends on the Adviser’s ability to correctly predict price or the interest rate movements in the markets relevant to a particular option transaction. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser) deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

SECTION 4.I. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING SHORT SALES OR PURCHASING SECURITIES ON MARGIN

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Clarion Real Estate Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to purchasing securities on margin.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

SSgA Clarion Real Estate Fund SSgA Dynamic Small Cap Fund SSgA IAM Shares Fund SSgA Emerging Markets Fund SSgA International Stock Selection Fund	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

A “short sale against the box” involves selling short a security in which a fund currently holds a position or that the fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. Short sales “not against the box” are generally short sales of securities a fund does not own. Margin purchases involve the purchase of securities with money borrowed from a broker. “Margin” is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The affected Funds’ current fundamental limitations prohibit the Funds from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for margin payments made in connection with the use of futures contracts.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to short sales or purchasing securities on margin. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to short sales and purchasing securities on margin be eliminated. Each Fund will continue to be subject to investment limitations relating to the borrowing of money.

There are certain risks associated with short sales and purchasing securities on margin. If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. The risks associated with purchasing securities on margin generally are the same as those involved in borrowing generally. Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage increases the volatility of an investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses. A Fund would typically pay interest or incur other borrowing costs in connection with leverage transactions.

SECTION 4.J. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA Prime Money Market Fund

SSgA High Yield Bond Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA S&P 500 Index Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to diversification of investments.

Fund	Current Restriction

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA Prime Money Market Fund

SSgA High Yield Bond Fund

SSgA Dynamic Small Cap Fund

SSgA IAM Shares Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer.

SSgA S&P 500 Index Fund	With respect to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to diversification of investments. Each affected Fund is classified as a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items, or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction. If this Proposal is approved, a Fund would remain subject to the 1940 Act requirement that a future change in classification from a diversified fund to a non-diversified fund would need to be approved by shareholders. The Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to diversification of investments be eliminated.

SECTION 4.K. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN ILLIQUID SECURITIES

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to investing in illiquid securities.

SSgA Money Market Fund SSgA U.S. Government Money Market Fund	A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not invest more than 5% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to investing in illiquid securities. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Additionally, if the proposed change is approved, each affected Fund will continue to be subject to the regulatory limitations on investments in illiquid securities. For example, as a general matter, according to Rule 2a-7 under the 1940 Act, a money market fund may not invest more than 5% of its assets in illiquid securities. According to guidance from the staff of the SEC, a fund other than a money market fund may not invest more than 15% of its net assets in illiquid securities. Accordingly, eliminating the investment restriction is not expected to affect significantly the operation of any affected Fund. At the same time, elimination will allow a Fund to respond to changes in the marketplace and to regulatory changes without delay and without the expense of holding a shareholder meeting. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to investing in illiquid securities be eliminated.

SECTION 4.L. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to purchasing interests in oil, gas or other mineral exploration or development programs.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund	A Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

The investment restriction with respect to purchasing interests in oil, gas or other mineral exploration or development programs tracks certain restrictions formerly required by state regulators for investment companies, which are no longer applicable to the Funds. Although SSgA FM does not intend currently to invest any Fund’s assets in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, with the exception of readily marketable securities secured or issued by companies not principally engaged in the business of buying and selling such leases, rights, contracts or programs already permitted by the Funds’ current restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends the proposed change.

SECTION 4.M. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS FOR THE PURPOSE OF GAINING CONTROL OF AN ISSUER’S MANAGEMENT

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA High Yield Bond Fund

The chart below lists the current fundamental investment restriction of the affected Funds with respect to investing for control.

Fund	Current Restriction

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Emerging Markets Fund

SSgA International Stock Selection Fund

SSgA High Yield Bond Fund

A Fund will not make investments for the purpose of gaining control of an issuer’s management.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to investing for control. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to investing for control be eliminated.

SECTION 4.N. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IF THE INVESTMENT COMPANY’S OFFICERS, DIRECTORS, ADVISOR OR ANY OF THEIR AFFILIATES BENEFICIALLY OWN A CERTAIN PERCENT OF THE SECURITIES OF SUCH ISSUER

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA Prime Money Market Fund

The chart below lists the current fundamental investment restriction of each affected Fund with respect to investments in issuers where SSgA Funds’ officers, directors, advisor or any affiliate own a certain percent of the securities of such issuer.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund	A Fund will not purchase the securities of any issuer if the Investment Company’s officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

SSgA Prime Money Market Fund	A Fund will not purchase the securities of any issuer if the SSgA Funds’ officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect investments in issuers where the funds’ officers, directors, advisor or any affiliate own a certain percent of the securities of such issuer. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to investments in issuers where SSgA Funds’ officers, directors, advisor or any affiliate own a certain percent of the securities of such issuer be eliminated.

SECTION 4.O. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN NEW ISSUERS

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA Prime Money Market Fund

The chart below lists the current fundamental investment restrictions of each affected Fund with respect to investments in new issuers.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund	A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities.

SSgA Prime Money Market Fund	A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to investments in new issuers. Although SSgA FM does not anticipate any change in the way in which the affected Funds are managed as a result of the elimination of this restriction, the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Funds’ fundamental investment restriction with respect to investments in new issuers be eliminated.

SECTION 4.P. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

The chart below lists the current fundamental investment restriction of each of the affected Funds with respect to investing in securities of other investment companies.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds’ shareholders.

Under the 1940 Act, a Fund’s investment in investment companies generally cannot exceed (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the Fund’s total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies and, in certain instances, other provisions of the 1940 Act, exemptive rules and relief may allow a mutual fund to invest in the securities of other investment companies in excess of those limitations. In particular, an SEC exemptive rule would permit the Funds to invest without limit in a money market fund, which may be advised by SSgA FM, if this proposal is approved by shareholders. The 1940 Act also permits a single fund to invest substantially all of its assets in another fund under certain circumstances. As a result, shareholder approval of this proposal would enable each Fund to invest a significant portion, or potentially all, of its assets, to the extent consistent with its investment objective and policy, in a money market fund. SSgA FM currently manages money market funds that are substantially similar to SSgA Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA U.S. Government Money Market Fund and SSgA Prime Money Market Fund. If any such Fund were to invest all of its assets into another money market fund, it is possible that your Fund could operate that way – known as operating as a “feeder fund” – and could subsequently determine to liquidate your Fund, without further shareholder action, and distribute to you shares of the fund in which your Fund invested. The effect of any such sequence of events would be to terminate your Fund and cause you to become a shareholder of a different money market fund. The different money market fund would have consistent investment objectives and policies, but there may be some differences between the funds. The Board recommends that each affected Fund’s fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.

If a Fund invests in other investment companies, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses, absent a waiver by the Fund’s investment adviser. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s net asset value. In addition, a Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in determining whether to invest in an underlying fund managed by the investment adviser or subadviser or an affiliate, or by an unaffiliated manager, and may have an economic or other incentive to select an underlying fund managed by it or its affiliate over another pool that may be more appropriate for the fund.

SECTION 4.Q. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CERTAIN INTERESTED TRANSACTIONS

Affected Funds:

SSgA Money Market Fund

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA S&P 500 Index Fund

SSgA High Yield Bond Fund

The chart below lists the current fundamental investment restriction of each of the affected Funds with respect to certain interested transactions.

Fund	Current Restriction
SSgA Money Market Fund SSgA U.S. Government Money Market Fund SSgA U.S. Treasury Money Market Fund SSgA Prime Money Market Fund SSgA S&P 500 Index Fund SSgA High Yield Bond Fund	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to interested transactions. The current restriction permits each affected Fund to purchase from or sell portfolio securities to its officers, directors or interested persons to the maximum extent allowed by applicable law, and the Funds would retain this ability in the absence of a formal restriction. The affected Funds would remain subject to the limits on transactions with affiliated persons under the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time. Accordingly, eliminating the investment restriction is not expected to materially affect the operation of any Fund. As the Board believes it is not in the Funds’ best interest to maintain unnecessary fundamental policies, the Board recommends that the affected Funds’ fundamental investment restriction with respect to certain interested transactions be eliminated.

Vote Required

Shareholders of each Fund are entitled to vote on each of Proposals 4.A through 4.Q if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 4.A through 4.Q with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. If one or more of Proposal 4.A through 4.Q is not adopted by a Fund’s shareholders, the corresponding current fundamental investment restriction(s) of that Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what action, if any, would be in the best interests of shareholders. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE

“FOR” PROPOSALS 4.A THROUGH 4.Q, AS APPLICABLE

PROPOSAL 5. TO MAKE THE FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN FUNDS NON-FUNDAMENTAL

Affected funds:

SSgA U.S. Government Money Market Fund

SSgA U.S. Treasury Money Market Fund

SSgA Prime Money Market Fund

SSgA Emerging Markets Fund

The chart below lists the investment objective of each affected Fund:

SSgA U.S. Government Money Market Fund	The investment objective of the Fund is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

SSgA U.S. Treasury Money Market Fund	The investment objective of the Fund is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

SSgA Prime Money Market Fund	The investment objective of the Fund is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

SSgA Emerging Markets Fund	The investment objective of the Fund is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers

The investment objective of each affected Fund is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to make each affected Fund’s objective non-fundamental. If approved, this change will enable the Board to change an affected Fund’s investment objective without the necessity of a shareholder vote. SSgA FM recommended this change to the Board. SSgA FM has no present intention of recommending to the Board that it consider changing any of the affected Funds’ investment objectives as a result of this increased flexibility. However, making this change will empower the Trustees to approve changes to the Funds’ investment objectives in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. In addition, this change would bring the Funds in line with other funds in the SSgA FM Trusts and with what SSgA FM considers to be general current industry practice. If the Trustees were ever to approve a change to a Fund’s investment objective, the prospectus would be modified accordingly.

If this Proposal is not adopted by a Fund’s shareholders, the affected Fund’s investment objective will remain fundamental and any future changes to the Fund’s investment objective will require shareholder approval.

Vote Required

Each affected Fund will vote separately on this Proposal. Approval of this Proposal for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. As defined by the 1940 Act, a

“majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Special Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. All shares of a Fund vote together as a single class on this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH AFFECTED FUND

VOTE “FOR” PROPOSAL 5

GENERAL INFORMATION

Certain additional information regarding the Trust, the Funds and the Special Meeting is presented below.

Who is asking for my vote?

The Board is soliciting your vote for a Special Meeting of shareholders of the Trust.

Who are the Funds’ investment adviser(s), administrator and distributor?

SSgA Funds Managements, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each Fund and, as such, directs the management of each Fund’s investment portfolio as well as its business affairs. SSgA FM is a wholly-owned subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors, the investment management arm of State Street Corp.

State Street Bank and Trust Company serves as administrator for the Trust and is responsible for certain administrative services associated with day-to-day operations of the Funds. State Street Bank and Trust Company’s mailing address is 4 Copley Place, 5th Floor, Boston, Massachusetts 02116.

CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as the investment subadviser to SSgA FM with respect to SSgA Clarion Real Estate Fund.

State Street Global Markets, LLC, an affiliate of the Adviser and a wholly owned subsidiary of State Street Corp., serves as the Funds’ distributor. The mailing address of the Distributor is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

How is my proxy being solicited?

The Trust has retained Broadridge (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $701,243.24 which will be paid by the Adviser (or an affiliate). As the Special Meeting approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Proxy Solicitor. The Proxy Solicitor will execute proxies provided by shareholders via the Internet, mail or telephonically. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is provided, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the proxy ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the proxy ballot. Within approximately 72 hours of receiving telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at [ ]. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Ellen Needham, President of SSgA Funds, and Ann Carpenter, Vice President of SSgA Funds, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a proxy ballot but did not vote on a Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of the Trust is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the shares entitled to vote shall constitute a quorum. Proposals 2, 3, 4 and 5 require a greater quorum. Proposal 2 requires the affirmative vote of a majority of the shares of the Trust entitled to vote, and each of Proposal 3, 4 and 5 requires the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. Any lesser number shall be sufficient for adjournments. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on [date], the Record Date, will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed proxy card must be received no later than [time a.m./p.m.] on [date]. To the best of the Trust’s knowledge, as of [date] no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix F to this Proxy Statement. Appendix G sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

Any meeting of shareholders may, by action of the Chair of the meeting, be adjourned from time to time without notice other than announcement at the meeting at which the adjournment is taken with respect to one or more matters to be considered at such meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter. Any question of adjournment submitted to a vote of the shareholders of the Trust requires approval by a majority of the shares voted on the question and, if approved, such adjournment shall take place without further notice other than announcement at the meeting at which the adjournment is taken. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a Proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a Proposal against such an adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the Special Meeting may be proposed for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. A shareholder vote may be taken for a Proposal prior to any adjournment if a quorum is present with respect to such Proposal and sufficient votes have been received for approval of such Proposal. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters (i) requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters, and (ii) requiring the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

Can shareholders submit proposals for consideration in a proxy statement?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including with respect to any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the Funds, unless the Trust has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-647-7327. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Trust in writing at One Lincoln Street, Boston, Massachusetts 02111-2900 or via telephone at 1-800-997-7327.

Who pays for this proxy solicitation?

The Funds will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and on that website, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than [date].

Ellen Needham

President, SSgA Funds

Boston, Massachusetts 02111-2900

APPENDIX A

SSgA FUNDS

NOMINATING SUB-COMMITTEE CHARTER

SEPTEMBER 26, 2013

Mission Statement

The Board of Trustees (the “Board”) of SSgA Funds (the “Trust”) has adopted this charter to govern the activities of the Nominating Sub-Committee of the Governance Committee of the Board (the “Nominating Sub-Committee”).

The Nominating Sub-Committee is a sub-committee of the Governance Committee of the Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Sub-Committee of the Board is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust.

The scope of the Nominating Sub-Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Sub-Committee shall consist entirely of those trustees who are not “interested persons,” within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), of the Trust; however, the Nominating Sub-Committee need not be comprised of all of the Independent Trustees.

The Nominating Sub-Committee may designate one or more members to serve as Chair or Co-Chair of the Nominating Sub-Committee, as the case may be, but need not make such a designation.

The Nominating Sub-Committee shall report to the Governance Committee and/or the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Sub-Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.	To make nominations for Independent Trustee membership on the Board. A potential nominee must have a college degree or equivalent business experience. The Nominating Sub-Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

2	When identifying potential nominees for the Board, the Nominating Sub-Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser, sub-advisers or administrator; (iv) shareholders of the Trust (see below); or (v) any other source the Nominating Sub-Committee deems to be appropriate. The Nominating Sub-Committee may consider qualified incumbent trustees of other trusts and/or funds managed and/or advised by SSgA Funds Management, Inc. for the purpose of achieving fund board consolidations and related efficiencies or any other objective that it determines to be in the best interests of the Trust and its shareholders. The Nominating Sub-Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

3.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

4.	To review Nominating Sub-Committee Chair or Co-Chair assignments and Nominating Sub-Committee assignments periodically.

5.	To consider the structure, operations and effectiveness of the Nominating Sub-Committee and review this Charter periodically.

6.	To meet as frequently and at such times as circumstances dictate.

7.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Sub-Committee to perform its duties.

The Nominating Sub-Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Costs incurred by the Nominating Sub-Committee in performing its functions under this Charter shall be borne by the Trust.

Adopted by SSgA Funds

Board of Trustees on September 26, 2013

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of September 26, 2013)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Sub-Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Sub-Committee in connection with the Nominating Sub-Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Sub-Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Sub-Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.

The Nominating Sub-Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Sub-Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Sub-Committee will not be required to consider such candidate.

APPENDIX B

SSgA FUNDS

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”) on behalf of its series (the “Funds”).

1.	The Audit Committee shall be comprised of as many Trustees as the Board of Trustees shall determine, none of whom shall be an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Audit Committee shall elect from its members a Chairperson, who shall preside over each meeting of the Audit Committee. The Independent Chairman of the Board is excluded from membership on the Audit Committee, but may participate in meetings ex officio.

2.	The purposes of the Audit Committee are:

(a)	to review, discuss with independent auditors and representatives of management, and assess (i) the Trust’s accounting and financial reporting policies and practices and its internal controls, and (ii) the quality and objectivity of the Funds’ financial statements and the independent audits thereof; and

(b)	to make recommendations to the Board with respect to the engagement of independent auditors for the Trust and to act as a liaison between independent auditors and the Board.

3.	The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee’s ability to react to changing conditions and to generally discharge its functions. The following listed committee responsibilities describe areas of attention in broad terms. The Audit Committee shall have the following duties and powers:

(a)	to approve and recommend to the Board approval of the selection, retention or termination of independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and approve fees charged by the auditor for audit and non-audit services and evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence as part of such evaluation;

(b)	to pre-approve all permissible non-audit services to be provided to the Trust by the independent auditor;

(c)	to approve all non-audit services related to the Funds to be provided by the Trust’s independent auditor to the Funds’ investment advisor or to any entity that controls, is controlled by or is under common control with the Funds’ investment advisor and that provides ongoing services to the Funds, when, without such pre-approval by the Audit Committee, the auditor would not be independent of the Trust under applicable federal securities laws, rules or auditing standards;

(d)	to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight;

(e)	to meet with the Trusts’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss

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any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(f)	to receive and consider reports at least annually from the Trust’s independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Audit Committee or pursuant to pre-approval policies and procedures established by the Audit Committee and associated fees;

(g)	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Audit Committee qualify as an “audit committee financial expert;”

(h)	to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or that should be taken by management or the Board;

(i)	to investigate improprieties or suspected improprieties in Trust operations that have been brought to the attention of the Audit Committee;

(j)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(k)	to perform such other functions consistent with this Charter, the Trust’s By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

4.	The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee may meet in person or by telephone, and a majority of Audit Committee members then in office shall constitute a meeting quorum. The Audit Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Audit Committee members.

5.	The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6.	The Committee shall recommend any changes to this Charter to the full Board as necessary.

Adopted: July 14, 2003

Revised: April 11, 2007

Reviewed: November 15, 2011

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APPENDIX C

AMENDED AND RESTATED MASTER TRUST AGREEMENT

This AMENDED AND RESTATED MASTER TRUST AGREEMENT, made on this [[ ]] day of [[ ]], amending and restating the Second Amended and Restated Master Trust Agreement dated May 15, 2012 (the “Existing Master Trust Agreement”),

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby amend and restate the Existing Master Trust Agreement to read in its entirety as follows and do declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Name

Section 1. This Trust shall be known as “[[ ]],” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by the Existing Master Trust Agreement, as amended from time to time, including by this Amended and Restated Master Trust Agreement;

(b) “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g) “Master Trust Agreement” shall mean this Amended and Restated Master Trust Agreement as amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i) The term “series” or “series of Shares” refers to the one or more separate series of Shares established by the Trustees from time to time; and

(j) The term “class” or “class of Shares” refers to the various classes of Shares of any series established by the Trustees from time to time.

(k) “Code” means the Internal Revenue Code of 1986, as amended.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors one or more investment programs and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Master Trust Agreement.

ARTICLE III

Shares

Division of Beneficial Interest

Section 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Bylaws. The number of Shares of the Trust and of any series and classes of the Trust authorized shall be unlimited, except as the Bylaws may otherwise provide or as the Trustees may otherwise determine, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees also may from time to time, without Shareholder approval, combine the Shares of two or more series into a single series or the Shares of two or more classes of any series into a single class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of a series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong solely to that series of Shares for all purposes, subject only to the rights of creditors of such series, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Derivative Claims

Section 5. The purpose of this Section 5 is to protect the interests of the Trust and the Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and Shareholders as a result of spurious shareholder demands and derivative actions.

(a) No Shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining Shareholder was a Shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time, and subsequently remains a Shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii) The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Trust other than the class or series that the Shareholder owns pursuant to subsection (i) above;

(iii) Prior to the commencement of such derivative action, the complaining Shareholder has made a written demand on the Trust, mailed to the Secretary of the Trust at the Trust’s principal office, requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand;

(iv) The period described in subsections (b) or (e) below has elapsed, unless the Trust notifies the complaining Shareholder by an earlier date of the Trust’s response to the demand; and

(v) The Trust has not notified the complaining Shareholder of any determination by the Trustees or the Shareholders pursuant to this Section 5 that would preclude the complaining Shareholders from commencing or maintaining the derivative action.

(b) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining Shareholder.

(c) Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Trust or any series or class thereof who is not an Interested Person of the Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders of the series or class of which the Trustee is a Shareholder.

(d) Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Trust, or to submit the matter to a vote of Shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e) In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Trust or any affected series or class to a vote of Shareholders of the Trust or any affected series or class. Notice of any such decision to submit the matter to a vote of Shareholders shall be sent to the complaining Shareholder. The Trust shall notify the complaining Shareholder of the results of such Shareholders’ vote, which shall be binding upon Shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

Status of Shares and Limitation of Personal Liability

Section 6. Shares shall be deemed to be personal property giving only the rights provided in this Master Trust Agreement or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Master Trust Agreement and the Bylaws and to have become a party to this Master Trust Agreement and the Bylaws. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Direct Claims

Section 7. No class of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Master Trust Agreement or the 1940 Act or other federal securities laws, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of Shareholders or single Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Shareholders or single Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the class of Shareholders or single Shareholder seeking authorization.

ARTICLE IV

The Trustees

Election, Tenure and Removal

Section 1. The Trustees as of the date hereof shall be [[ ]] and [[ ]]. A Trustee may be elected either by the Trustees or by the Shareholders. From time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees. Any Trustee may be removed from office, for any reason or for no reason, (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting of Shareholders called for the purpose of considering the removal of the Trustee, (ii) by declaration in writing signed by the holders of two-thirds of the outstanding Shares filed with the Trust’s custodian; or (iii) by vote of a majority of the remaining Trustees and a majority of the remaining Trustees who are not Interested Persons of the Trust, specifying the date when such removal shall become effective. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Master Trust Agreement.

Powers

Section 3. Subject to the provisions of this Master Trust Agreement, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Master Trust Agreement providing for the conduct of the business of the Trust and the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove, with or without cause, such Trustees and officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, or purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds or other property;

(l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust’s or a series’ business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring any or all of the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including, without limitation, any action taken or omitted that may be determined to constitute negligence, or gross negligence, in each case, whether or not the Trust would have the power to indemnify such person against such liability;

(n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o) To organize, and transfer assets of the Trust into and out of, subsidiaries of the Trust or any series thereof; and

(p) To engage in any other lawful act or activity.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust

Section 4. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares, as determined by the Trustees or the President or the Treasurer of the Trust, shall be payable solely out of the assets of that series and may, as the Trustees or such officer from time to time may determine, be allocated to a particular class of Shares of a series or apportioned among two or more classes of Shares of a series.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Agent for Service of Process

Section 7. The name and address of the resident agent of the Trust on the date hereof in The Commonwealth of Massachusetts is [[ ]].

ARTICLE V

Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this Master Trust Agreement, (ii) with respect to any amendment of this Master Trust Agreement to the extent and as provided in Article IX, Section 8 of this Master Trust Agreement, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of this Master Trust Agreement (for the avoidance of any doubt, Shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of this Master Trust Agreement), and (iv) with respect to such additional matters relating to the Trust as may be required by law, this Master Trust Agreement, or the Bylaws, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, Shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares of the Trust are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Master Trust Agreement, the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state. Until Shares of any series or class are issued, the Trustees may exercise all rights of Shareholders of that series or class, respectively, and may take any action permitted or required of the Shareholders of that series or class by law, this Master Trust Agreement or the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state.

Meetings

Section 2. Meetings of the Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or for such other purposes as may be prescribed by law, by this Master Trust Agreement or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or without Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Master Trust Agreement or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to a Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders’ meeting, except that where any provision of law or of this Master Trust Agreement or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Master Trust Agreement or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required to act on such matter) or, as applicable, holding a majority of the Shares of any series or class entitled to vote separately on the matter (or such larger proportion as aforesaid) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Inspection of Books and Records

Section 5. No Shareholder shall have any right to examine any books or records of the Trust if the Trust determines that the examination will for any reason be adverse to the interests of the Trust. The Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Trust if such person is not a Shareholder of the applicable series or class of Shares for all relevant periods including without limitation when the demand to examine any books or records of the Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Trust, or during the period of any examination of the books or records of the Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Trust may establish in regard thereto.

Additional Provisions

Section 6. The Bylaws may include further provisions, not inconsistent with this Master Trust Agreement, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

ARTICLE VI

Distributions, Redemptions and Repurchases

Distributions

Section 1. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of any series solely out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determinations shall be binding upon the Shareholders.

Redemptions and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular class or series of Shares, or as the Trustees may otherwise determine, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligations set forth in this Section 2 may be suspended or postponed from time to time or at any time in the discretion of the Trustees in accordance with applicable law and regulation, including determinations, exemptions, pronouncements, and regulatory relief issued or promulgated by appropriate governmental authorities. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption, purchase or repurchase may be made in cash or in other property, or any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities or other property selected for delivery as all or part of any such payment.

Redemption at the Option of the Trust

Section 3. The Trust shall have the right at its option and without a vote of the Shareholders at any time and for any or no reason to redeem all or a portion of the Shares of any Shareholder at the net asset value thereof as determined in accordance with this Master Trust Agreement and the Bylaws, including, but not limited to: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust equal to or in excess of a percentage of the outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; or (iv) if the Trust determines that such Shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (v) that such Shareholder’s continued participation in the Trust would cause, or in the judgment of the Trustees threatens to cause, the Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such Shareholder’s continued participation in the Trust may cause the Trust to be required to withhold on distributions to such Shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Trust otherwise determines such redemption to be necessary or appropriate.

Determination of Net Asset Value

Section 4. Determinations of net asset value of any Shares of any series or class made by Trustees or their designees shall be binding on all parties concerned.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX

Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or, to the extent that the liability relates to assets of a particular series or class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Master Trust Agreement shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of such Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees or any Trustee, by any officer or officers or otherwise shall give notice that this Master Trust Agreement is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which such note, bond, contract, instrument, certificate or undertaking is made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders or any other person individually.

Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Master Trust Agreement, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification or right or privilege to which such Trustee would otherwise be entitled.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each series, voting separately by series, or by the Trustees by written notice to the Shareholders. Any series may be terminated at any time by vote of at least 66-2/3% of the Shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the Shareholders of that series or class. Nothing in this Master Trust Agreement or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the Shareholders of such series or class, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.

Upon termination of the Trust (or any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute them to the Shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of Shares of that series (or class, as the case may be) held by the several Shareholders on the date of termination.

Reorganizations

Section 5. The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant series.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any amendments hereto. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Master Trust Agreement is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 8.

(a) Except as specifically provided in this Master Trust Agreement, the Trustees may amend or otherwise supplement the Master Trust Agreement by making an amendment, a Master Trust Agreement supplemental hereto or an amended and restated Master Trust Agreement by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V Section 1 hereof; (ii) as may be required by law to be approved by Shareholders; or (iii) submitted to them by the Trustees. Notwithstanding the preceding sentence, the Trustees may, without any Shareholder vote, amend this Master Trust Agreement (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Master Trust Agreement to the requirements of applicable law, including the 1940 Act or the Code, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no Shares of such series or class outstanding at that time. Except as otherwise specifically provided in this Master Trust Agreement, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding Shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the Shares of such affected series or class outstanding and entitled to vote, and no vote of Shareholders of a series or class not determined by the Trustees to be affected shall be required.

(b) Nothing contained in the Master Trust Agreement shall permit the amendment of the Master Trust Agreement (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees or former Trustees, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

IN WITNESS WHEREOF, each undersigned has hereunto set his or her hand and seal for himself and his assigns, as of the day and year first above written.

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Trustees and Address:
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Trust Address:
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Resident Agent:
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APPENDIX D

MASTER TRUST AGREEMENT COMPARISON CHART

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
I.	Shareholder Rights

1.	Shareholder Voting Rights (Current Declaration, Section 5.1, Section 4.2; Proposed Declaration, Article V, Section 1)

The shareholders shall have power to vote only

(i) for the election or removal of Trustees as provided in Section 3.1,

(ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which shareholder approval is required by the 1940 Act,

(iii) with respect to any termination or reorganization of the Trust to the extent and as provided in Sections 7.1 and 7.2,

(iv) with respect to any amendment of the Current Declaration to the extent and as provided in Section 7.3,

(v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series thereof or the shareholders (provided, however, that a shareholder of a particular series shall not be entitled to a derivative or class action on behalf of any other series (or shareholder of any other series) of the Trust) and

(vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Current Declaration, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share standing in such shareholder’s name on the books of the Trust irrespective of the series thereof or class thereof and all shares of all series and classes thereof shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the series or class, such

The shareholders shall have power to vote only

(i) for the election or removal of Trustees as provided in Article IV, Section 1 of the Proposed Declaration,

(ii) with respect to any amendment of the Proposed Declaration to the extent and as provided in Article IX, Section 8 of the Proposed Declaration,

(iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of the Proposed Declaration (for the avoidance of any doubt, shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of the Proposed Declaration), and

(iv) with respect to such additional matters relating to the Trust as may be required by law, the Proposed Declaration, or the Bylaws, or as the Trustees may consider necessary or desirable.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

requirements as to a separate vote by such series or class thereof shall apply in lieu of all shares of all series and classes thereof voting together; and (ii) as to any matter which affects the interests of one or more particular series or classes thereof, only the holders of shares of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate class.

Any fractional share of any series or class, if any such fractional share is outstanding, shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of shares, and liquidation of the Trust.

There shall be no cumulative voting in the election of Trustees.

A majority of the shares voted, at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Current Declaration or the Bylaws.

classes shall be entitled to vote thereon.

There shall be no cumulative voting in the election of Trustees.

Except when a larger vote is required by any provision of law or of the Proposed Declaration or the Bylaws, a majority of the shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
2.	Shareholder Meetings (Current Declaration, Section 5.2; Proposed Declaration, Article V, Section 3)	No annual or regular meeting of shareholders is required. Special meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of shareholders for a period of 30 days after written application by shareholders holding at least 10% of the shares then outstanding requesting a meeting be called for any other purpose requiring action by the shareholders as provided herein or in the Bylaws, then shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.	Meetings of the shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of such series or classes as herein provided or for such other purposes as may be prescribed by law, by the Proposed Declaration or by the Bylaws. Meetings of the shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of shareholders may be held at any place within or without Massachusetts designated by the Trustees. Notice of any meeting of shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting, at the shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a shareholder under the Proposed Declaration or the Bylaws, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to a shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
3.	Shareholder Communications (Current Declaration, Section 5.8; Proposed Declaration, N/A)

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or series, as applicable; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the course specified in clause (2) above; the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

Not discussed.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
4.	Declaration of Trust Amendment Procedure (Current Declaration, Section 7.3, Section 4.2(e); Proposed Declaration, Article IX, Section 8)

General Authority of Trustees: Subject to the limitation below, the provisions of the Current Declaration (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees).

Shareholder Rights: Any amendment to the Current Declaration that adversely affects the rights of shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of shareholders holding a majority of the shares entitled to vote.

Other amendment provisions/limitations on Trustee authority: No amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or Trustee involved.

General Authority of Trustees: Except as specifically provided in the Proposed Declaration, the Trustees may amend or otherwise supplement the Proposed Declaration by making an amendment, a declaration of trust supplemental hereto or an amended and restated declaration of trust by an instrument in writing executed by a majority of the Trustees. Without limiting the foregoing or shareholder rights set forth below, the Trustees may, without any shareholder vote, amend the Proposed Declaration (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Proposed Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no shares of such series or class outstanding at that time.

Shareholder Rights: Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V, Section 1 of the Proposed Declaration; (ii) as may be required by law to be approved by shareholders; and (iii) submitted to them by the Trustees. Except as otherwise specifically provided in the Proposed Declaration, any amendment on which shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Trustees to be affected shall be required.

Other amendment provisions/limitations on Trustee authority: Nothing contained in the Proposed Declaration shall permit the amendment of the Proposed Declaration (i) to impair the exemption from personal liability of the shareholders, former shareholders, Trustees or former Trustees, (ii) to permit assessments upon shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
5.	Termination of Trust, Series and Classes (Current Declaration, Section, 4.1, Section 4.2(d), Section 7.1; Proposed Declaration, Article IX, Section 4)

The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act.

At any time that there are no shares outstanding of any particular series or class previously established and designated, the Trustees may by an instrument executed by a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that series or class and the establishment and designation thereof.

The liquidation of any particular series or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the shares of each series, voting separately by series, or by the Trustees by written notice to the shareholders. Any series may be terminated at any time by vote of at least 66-2/3% of the shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the shareholders of that series or class. Nothing in the Proposed Declaration or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the shareholders of such series or class, whether or not such shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
6.	Inspection of Books and Records (Current Declaration, Section 5.6; Proposed Declaration, Article V, Section 5)	The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.	No shareholder shall have any right to examine any books or records of the Trust if the Trust determines that the examination will for any reason be adverse to the interests of the Trust. The Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Trust if such person is not a shareholder of the applicable series or class of shares for all relevant periods including without limitation when the demand to examine any books or records of the Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Trust, or during the period of any examination of the books or records of the Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Trust may establish in regard thereto.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
II.	Trustee Rights and Powers

7.	Merger, Consolidation and Sale of Assets (Current Declaration, 7.2; Proposed Declaration Article IX, Section 5, Article III, Section 1)

The Trustees may sell, convey, merge and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series or any class thereof) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities; provided, however, that no assets belonging to any particular series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of that series. Following such transfer, the Trustees shall distribute such cash, shares or other securities among the shareholders of the series (taking into account the differences among the classes of shares thereof, if any) the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

The Trust, or any one or more series, may, either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and

The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of the Trust or relevant series.

The Trustees also may from time to time, without shareholder approval, combine the shares of two or more series into a single series or the shares of two or more classes of any series into a single class.

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more series as the case may be, in connection therewith. The terms “merge” or “merger” as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger shall require the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of each series affected thereby.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
8.	Redemption by Trust (Current Declaration, Section 4.2(g); Proposed Declaration, Article VI, Section 3)	Each share of each series or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such share was then being redeemed by the shareholder pursuant to subsection (f) of this Section 4.2: (i) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the Trust or any series or to the holders of the shares of the Trust or any series thereof or class thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of shareholder accounts of a minimum amount. Upon such redemption the holders of the shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.	The Trust shall have the right at its option and without a vote of the shareholders at any time and for any or no reason to redeem all or a portion of the shares of any shareholder at the net asset value thereof as determined in accordance with the Proposed Declaration and the Bylaws, including, but not limited to: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Trust equal to or in excess of a percentage of the outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; or (iv) if the Trust determines that such shareholder is engaging in conduct that is harmful to the Trust or any series or class; (v) that such shareholder’s continued participation in the Trust would cause, or in the judgment of the Trustees threatens to cause, the Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such shareholder’s continued participation in the Trust may cause the Trust to be required to withhold on distributions to such shareholder by reason of section 1471 et seq. of the Internal Revenue Code of 1986, as amended; or (vi) if the Trust otherwise determines such redemption to be necessary or appropriate.

9.	Authority to Combine Classes (Current Declaration, Section N/A; Proposed Declaration, Article IX,	Not discussed.	The Trustees may from time to time, without shareholder approval, combine the shares of two or more classes of any series into a single class.

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
Section 5, Article III, Section 1)

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
10.	Record Dates (Current Declaration, Section 5.3; Proposed Declaration, N/A)	For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of shareholders or other action as the date and time of record for the determination of shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as shareholders of record for purposes of such other action, and any shareholder who was a shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a shareholder of record for purposes of such other action, even though such shareholder has since that date and time disposed of such shareholder’s shares, and no shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a shareholder of record for purposes of such other action.	Not discussed.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
11.	Net Asset Value (Current Declaration, 4.2(h); Proposed Declaration, Article VI, Section 4)

The net asset value per share of any series shall be (i) in the case of a series whose shares are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of that series outstanding, and (ii) in the case of a class of shares of a series whose shares are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of shares of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

The Trustees may determine to maintain the net asset value per share of any series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of that series at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss each shareholder shall be deemed to have contributed to the capital of the Trust attributable to that series such shareholder’s pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of that series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Trust shall be deemed to have agreed, by making an investment in any series with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

Determinations of net asset value of any shares of any series or class made by Trustees or their designees shall be binding on all parties concerned.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
12.	Transactions with Interested Persons (Current Declaration, Section 3.2; Proposed Declaration, Article IV, Section 6)

The fact that:

(i) any of the shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a shareholder or has an interest in the Trust or any Sub-Trust, or that

(ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust and/or the Trustees or disqualify any shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub-Trust or its shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the shareholders.

The fact that:

(i) any of the shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its shareholders.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
III.	Other

13.	Number and Removal of Trustees (Current Declaration, 3.1; Proposed Declaration, Article IV, Section 1)

The Trustees serving as such may increase or decrease (to not less than two) the number of Trustees to a number other than the number theretofore determined.

Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust’s custodian. Any such removal shall be effective as to the Trust and each series hereunder.

From time to time, the Trustees may fix the number of Trustees.

Any Trustee may be removed from office, for any reason or for no reason, (i) by vote of the holders of two-thirds of the outstanding shares at a meeting of shareholders called for the purpose of considering the removal of the Trustee, (ii) by declaration in writing signed by the holders of two-thirds of the outstanding shares filed with the Trust’s custodian; or (iii) by vote of a majority of the remaining Trustees and a majority of the remaining Trustees who are not Interested Persons of the Trust, specifying the date when such removal shall become effective.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
14.	Derivative Actions (Current Declaration, N/A; Proposed Declaration, Article III, Section 5)	Not discussed.

The purpose of Section 5 of the Proposed Declaration is to protect the interests of the Trust and the shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and shareholders as a result of spurious shareholder demands and derivative actions.

(a) No shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining shareholder was a shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time, and subsequently remains a shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii) The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Trust other than the class or series that the shareholder owns pursuant to subsection (i) above;

(iii) Prior to the commencement of such derivative action, the complaining shareholder has made a written demand on the Trust, mailed to the Secretary of the Trust at the Trust’s principal office, requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class (a

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

“demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand;

(iv) The period described in subsections (b) or (e) below has elapsed, unless the Trust notifies the complaining shareholder by an earlier date of the Trust’s response to the demand; and

(v) The Trust has not notified the complaining shareholder of any determination by the Trustees or the shareholders pursuant to this Section 5 that would preclude the complaining shareholders from commencing or maintaining the derivative action.

(b) Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining shareholder.

(c) Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

or for the benefit of the Trust or any series or class thereof who is not an Interested Person of the Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a shareholder, no material personal benefit that is not shared pro rata with other shareholders of the series or class of which the Trustee is a shareholder.

(d) Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Trust, or to submit the matter to a vote of shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e) In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Trust or any affected series or class to a vote of shareholders of the Trust or any affected

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

series or class. Notice of any such decision to submit the matter to a vote of shareholders shall be sent to the complaining shareholder. The Trust shall notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
15.	Direct Actions (Current Declaration, N/A; Proposed Declaration, Article III, Section 7)	Not discussed.	No class of shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under the Proposed Declaration or the 1940 Act or other federal securities laws, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of shareholders or single shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of shareholders or single shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the class of shareholders or single shareholder seeking authorization.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
16.	Mechanics for Establishing or Abolishing a Series or Class (Current Declaration, Section 4.1, Section 7.4; Proposed Declaration, N/A)

The establishment and designation of any series or of any class of shares of any series in addition to those established and designated in Section 4.2 shall be effective (i) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation of the relative rights and preferences of the shares of such series or class, (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no shares outstanding of any particular series or class previously established and designated, the Trustees may by an instrument executed by a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that series or class and the establishment and designation thereof. Each instrument establishing and designating any series shall have the status of an amendment to the Current Declaration.

A copy of the Current Declaration and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment.

There is no explicit requirement that an amendment to the Proposed Declaration is required to establish and designate series.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
17.	Uniform Trustee Standard of Care (Current Declaration, Section 6.2; Proposed Declaration, Article IX, Section 2)	The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Current Declaration and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Proposed Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
18.	Trustee Indemnification (Current Declaration, Section 6.4, Section 6.5; Proposed Declaration, Article VIII)

The Trust shall indemnify (from the assets of the series or series in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or

The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

penalties), may be paid from time to time by the series in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the series in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The right of indemnification provided by Article VI of the Current Declaration shall not be exclusive of or affect any other ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or (b) is liable to the Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

rights to which any such Covered Person may be entitled. As used in Article VI of the Current Declaration, “Covered Person” shall include such person’s heirs, executors and administrators, an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in the Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

and that such indemnification would not protect such Covered Person against any liability to the Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Trust acting on the matter or

Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)

independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonably belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

	Issue	Current Master Trust Agreement Provision (the “Current Declaration”)	Proposed Master Trust Agreement Provision (the “Proposed Declaration”)
19.	Shareholder Indemnification (Current Declaration, Section 6.3; Proposed Declaration, Article VIII, Section 5)	In case any shareholder (or former shareholder) of any series of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, said series (upon proper and timely request by the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or such shareholder’s heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said series estate to be held harmless from and indemnified against all loss and expense arising from such liability.	In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

20.	Applicable Law (Current Declaration; Section 7.5; Proposed Declaration, Article IX, Section 7)	The Current Declaration is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.	The Proposed Declaration is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

*	Please note that the provisions in the chart have been edited to enhance their readability. The chart is qualified entirely by reference to the Current Declaration and form of Proposed Declaration. Capitalized terms not otherwise defined in the chart shall have the meaning ascribed to them in the applicable declaration of trust.

APPENDIX E

AMENDED AND RESTATED RULE 12b-1 PLAN

SSgA FUNDS

1. The Trust. SSgA Funds (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a series trust (each such series is referred to herein as a “Fund”).

2. The Plan. The Trust desires to adopt a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the shares of beneficial interest (“Shares”) of each Fund, and the Board of Trustees of the Trust (the “Board of Trustees”) has determined that there is a reasonable likelihood that adoption of this Rule 12b-1 Plan (the “Plan”) will benefit each Fund (each a “Designated Fund” and collectively the “Designated Funds”) and their holders of Shares. Accordingly, each Designated Fund hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions (capitalized terms not otherwise defined herein have the meanings assigned thereto in the Funds’ registration statement under the 1940 Act and under the Securities Act of 1933, as amended, as such registration statement is amended by any amendments thereto at the time in effect).

3. The Distributor. The Trust has entered into a written Distribution Agreement with the Trust’s distributor (the “Distributor”), pursuant to which the Distributor will act as the exclusive distributor with respect to the distribution of Shares as described in the registration statement of each Fund.

4. Payments. Each Designated Fund may pay fees pursuant to this Plan at annual rates as may hereafter be determined by the Board of Trustees, which rates shall not exceed the rates set forth on Exhibit A attached hereto. All agreements related to this Plan shall be in writing and shall provide: (A) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan (the “Independent Trustees”) or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable class of Shares of the Designated Fund, on not more than 60 days’ written notice to any other party to the agreement, and (B) that such agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

5. Effective Date. This Plan shall not take effect with respect to a class of Shares of a Designated Fund until it has been approved by (A) a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of that class of Shares, and (B) a vote of both a majority of the Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

6. Term. This Plan shall, unless terminated as hereinafter provided, remain in effect with respect to each applicable class of Shares of each Designated Fund for one year from its effective date and shall continue thereafter, provided that its continuance with respect to that class is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

7. Amendment. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the rate at which payments may be made by a class of Shares of a Designated Fund under this Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of Shares, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of both a majority of the Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

8. Termination. This Plan may be terminated at any time with respect to any class of Shares of a Designated Fund, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of Shares. In the event of termination or non-continuance of this Plan, the Trust may reimburse any expense that it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

9. Reports. While this Plan is in effect, the Distributor shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

10. Records. The Trust shall preserve copies of this Plan, each agreement related hereto and each report referred to in paragraph 9 hereof for a period of at least six years from the date of such Plan, agreement or report, the first two years in an easily accessible place.

11. Independent Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act).

12. Severability. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Plan adopted: [    ]

EXHIBIT A

A Designated Fund may pay fees under this Plan with respect to any class of Shares of that Designated Fund at an annual rate up to the rate shown below, of the average daily net assets attributable to that class.

FUND AND CLASS	MAXIMUM ANNUALIZED RATE
SSgA Clarion Real Estate Fund
Institutional Class	0.25%
SSgA Dynamic Small Cap Fund
Institutional Class	0.25%
SSgA Emerging Markets Fund
Institutional Class	0.25%
Select Class	0.025%
SSgA Enhanced Small Cap Fund
Institutional Class	0.25%
SSgA High Yield Bond Fund
Institutional Class	0.25%
SSgA IAM SHARES Fund
Institutional Class	0.25%
SSgA International Stock Selection Fund
Institutional Class	0.25%
SSgA Money Market Fund
Institutional Class	0.25%
SSgA Prime Money Market Fund
Institutional Class	0.25%
SSgA S&P 500 Index Fund
Institutional Class	0.25%
SSgA U.S. Government Money Market Fund
Institutional Class	0.25%
SSgA U.S. Treasury Money Market Fund
Institutional Class	0.25%

APPENDIX F

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of [date], the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name and Address	Number of Shares	Percentage of Ownership
SSgA Dynamic Small Cap Fund
SSgA Clarion Real Estate Fund
SSgA IAM SHARES Fund
SSgA Enhanced Small Cap Fund
SSgA High Yield Bond Fund
SSgA U.S. Treasury Money Market Fund
SSgA Emerging Markets Fund (Institutional Class)
SSgA Emerging Markets Fund (Select Class)
SSgA International Stock Selection Fund
SSgA Money Market Fund
SSgA U.S. Government Money Market Fund
SSgA Treasury Money Market Fund
SSgA Prime Money Market Fund
SSgA S&P 500 Index Fund

[Since the beginning of the Funds’ most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Adviser or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Adviser or any of its respective parents or subsidiaries.]

[As of [ ], 2013, the Trustees and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds.]

[As of [ ], 2013, each of the Trustees, Nominees and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds.]

F-1

APPENDIX G

SHARES ISSUED AND OUTSTANDING (BY FUND)

The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date:

Fund	Share Class	Shares Outstanding
SSgA Money Market Fund	Institutional Class
SSgA Prime Money Market Fund	Institutional Class
SSgA U.S. Government Money Market Fund	Institutional Class
SSgA U.S. Treasury Money Market Fund	Institutional Class
SSgA High Yield Bond Fund	Institutional Class
SSgA Dynamic Small Cap Fund	Institutional Class
SSgA Clarion Real Estate Fund	Institutional Class
SSgA IAM Shares Fund	Institutional Class
SSgA S&P 500 Index Fund	Institutional Class
SSgA Enhanced Small Cap Fund	Institutional Class
SSgA Emerging Markets Fund	Institutional Class
Select Class
SSgA International Stock Selection Fund	Institutional Class

G-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Vote by Touch-Tone Phone, by Mail, or via the Internet!
	CALL:	To vote by phone call toll-free 1-800-690-6903 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	Mxxxxx-Sxxxxx	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SSgA Funds

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Vote on Proposals
Proposal 1. To elect ten (10) Trustees of the Trust:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominees on the line below

	Independent Nominees: 01) William L. Marshall 02) Patrick J. Riley ☐	☐	☐

03) Richard D. Shirk 04) Bruce D. Taber 05) Michael F. Holland 06) William L. Boyan 07) Rina K. Spence 08) Douglas T. Williams Interested Nominees: 09) Scott F. Powers 10) James E. Ross
				FOR	AGAINST	ABSTAIN
	Proposal 2. To approve an Amended and Restated Master Trust Agreement			☐	☐	☐

				FOR	AGAINST	ABSTAIN
	Proposal 3. To approval an Amended and Restated Rule 12b-1 Plan			☐	☐	☐

	Proposal 4. Modernization and standardization of certain fundamental investment restrictions			FOR	AGAINST	ABSTAIN

	4.A To approve an amendment to the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry			☐	☐	☐

	4.B To approve an amendment to the Funds’ fundamental investment restrictions with respect to borrowing money and issuing senior securities			☐	☐	☐

	4.C To approve an amendment to the Funds’ fundamental investment restrictions with respect to making loans			☐	☐	☐

	4.D To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts			☐	☐	☐

	4.E To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in real estate			☐	☐	☐

	4.F To approve an amendment to the Funds’ fundamental investment restrictions with respect to participation in the underwriting of securities			☐	☐	☐

	4.G To approve the elimination of certain Funds’ fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets			☐	☐	☐

	4.H To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof			☐	☐	☐

	4.I To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making short sales or purchasing securities on margin			☐	☐	☐

	4.J To approve the elimination of certain Funds’ fundamental investment restrictions with respect to diversification of investments			☐	☐	☐

4.K To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in illiquid securities	☐	☐	☐

4.L To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing interests in oil, gas or other mineral exploration or development programs	☐	☐	☐

4.M To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investments for control	☐	☐	☐

4.N        To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investments if the Investment Company’s officers, Directors, Adviser or any of their affiliates beneficially own a certain percent of the securities of such issuer

	☐	☐	☐

4.O To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in new issuers	☐	☐	☐

4.P To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investments in securities issued by other investment companies	☐	☐	☐

4.Q To approve the elimination of certain Funds’ fundamental investment restrictions with respect to certain interested transactions	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal 5. To make the fundamental investment objective of certain Funds non-fundamental	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as granting authority to vote, in the case of Proposal 1, FOR the election of all Nominees and, in the case of all other Proposals, FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners] [PLEASE SIGN WITHIN BOX]	Date

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Mxxxxx-Sxxxxx

SSgA Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON [xxxx xx, 20xx]

This proxy is solicited by the Board of Trustees (the “Board”) of SSgA Funds (“SSgA Funds” or the “Trust”) for use at a Special Meeting of shareholders of SSgA Funds (the “Special Meeting”) to be held at [TIME] on [DATE] at the offices of SSgA Funds Management, Inc. (the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [xxxx xx, 20xx]: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about each Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all units of beneficial interest in the Funds that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***